SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant [] Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ]  Confidential for use of the Commission only (as permitted by Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Murfreesboro Bancorp, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required
[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
            Common stock, par value $5.00 per share
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
            1,262,359
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            907,609 shares x $21.25 (cash consideration) plus 114,750 options x $10.561 (option cash out value) plus 240,000 debentures x $21.25 (debenture cash out value), and multiplying that sum by 1/50th of 1%
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
            $25,613,253
         .......................................................................
         5)  Total fee paid:
             $5,123
         .......................................................................

[ ] Fee previously paid with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                     [Murfreesboro Bancorp, Inc. Letterhead]

                 A MERGER PROPOSAL - YOUR VOTE IS VERY IMPORTANT

Dear Fellow Shareholder:

         We cordially invite you to attend a special meeting of the shareholders of Murfreesboro Bancorp, Inc. The special meeting will be held at the executive offices of Murfreesboro Bancorp, Inc., at 615 Memorial Boulevard, Murfreesboro, Tennessee on __________, ___________, 2003 at 5:00 p.m., local time.

         At the special meeting, you will be asked to approve and adopt the merger agreement which provides for Murfreesboro Bancorp, Inc. to be acquired by First South BanCorp, Inc., and Bank of Murfreesboro, a wholly owned subsidiary of Murfreesboro Bancorp, Inc. to be acquired by FirstBank, a wholly owned subsidiary of First South BanCorp, Inc. If the merger is completed, you will be entitled to receive a cash payment of $21.25 for each share of Murfreesboro Bancorp, Inc. common stock that you own. Upon completion of the merger, you will not own any common stock or other interest in Murfreesboro Bancorp, Inc. or First South BanCorp, Inc.

         Completion of the merger is subject to certain conditions, including receipt of various regulatory approvals and adoption of the merger agreement by the affirmative vote of a majority of the issued and outstanding shares of Murfreesboro Bancorp, Inc. common stock. As of _________, 2003, the directors and executive officers of Murfreesboro Bancorp, Inc. owned ___% of the outstanding shares of Murfreesboro Bancorp, Inc. common stock entitled to vote at the special meeting of shareholders. Our directors have agreed to vote all of their shares of Murfreesboro Bancorp, Inc. common stock in favor of the merger agreement.

         We urge you to read the attached proxy statement carefully. It describes the merger agreement in detail and includes a copy of the merger agreement.

         OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT. OUR BOARD OF DIRECTORS BELIEVES THE MERGER AGREEMENT TO BE IN THE BEST INTERESTS OF OUR SHAREHOLDERS.

         It is very important that your shares be represented at the special meeting. Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided.

         On behalf of the Board of Directors, we thank you for your prompt attention to this important matter.


William E. Rowland                                                   Joyce Ewell
President and Chief Executive Officer                   Executive Vice President

             YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND
            RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           MURFREESBORO BANCORP, INC.
                             615 Memorial Boulevard
                          Murfreesboro, Tennessee 37129
                                 (615) 890-1111

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           MURFREESBORO BANCORP, INC.
                          To Be Held On February , 2003

         A special meeting of shareholders of Murfreesboro Bancorp, Inc., a Tennessee corporation, will be held at 5:00 p.m., local time on ___________, _______________, 2003 at the executive offices of Murfreesboro Bancorp, Inc., 615 Memorial Boulevard, Murfreesboro, Tennessee for the following purpose:

         To vote upon a proposal to approve and adopt the Agreement and Plan of Merger dated as of December 11, 2002 by and among First South BanCorp, Inc., FirstBank, Bank of Murfreesboro (referred to herein as the "merger agreement") and Murfreesboro Bancorp, Inc. (referred to herein as "Murfreesboro Bancorp," "us" or "we") as more fully described in this proxy statement.

         Our Board of Directors has fixed _________, 2003 as the record date for determination of shareholders entitled to notice of, and to vote at, the special meeting of shareholders, and only holders of Murfreesboro Bancorp common stock of record at the close of business on that day will be entitled to vote.

         A complete list of shareholders entitled to vote at the special meeting will be available at the offices of Murfreesboro Bancorp during ordinary business hours beginning two days after the date of this notice and continuing through the date of the special meeting for examination by any shareholder for any purpose related to the special meeting. This list will also be available at the special meeting.

         Whether or not you expect to be present at the special meeting, please complete, date, sign and return the enclosed proxy, which is solicited by the Board of Directors of Murfreesboro Bancorp. The shares represented by the proxy will be voted according to your specified response. The proxy is revocable and will not affect your right to vote in person if you attend the special meeting. Please do not send your stock certificates with your proxy card.

         The Board of Directors and executive officers of Murfreesboro Bancorp hold ____% of the issued and outstanding shares of Murfreesboro Bancorp common stock entitled to vote at the special meeting. The directors have agreed to vote all of their shares in favor of adoption of the merger agreement.

                                           By Order of the Board of Directors



                                           William E. Rowland
                                           President and Chief Executive Officer

Murfreesboro, Tennessee
         , 2003

This proxy statement is first being mailed to our shareholders on or about _____________, 2003.

               OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE
                  MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE
                     "FOR" ADOPTION OF THE MERGER AGREEMENT.

                                TABLE OF CONTENTS

SUMMARY........................................................................1
WHERE YOU CAN FIND MORE INFORMATION............................................3
QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES
   AND THE SPECIAL MEETING.....................................................4
THE SPECIAL MEETING............................................................6
   Time, Date and Place........................................................6
   Matter to be Considered.....................................................6
   Record Date; Vote Required..................................................6
   Beneficial Ownership of Murfreesboro Bancorp Common Stock...................6
   Murfreesboro Common Stock...................................................7
   Proxies.....................................................................7
THE MERGER.....................................................................9
   General.....................................................................9
   The Companies...............................................................9
   Background of the Merger...................................................10
   Reasons for the Merger; Recommendation of Our Board of Directors...........11
   Opinion of The BankersBanc Capital Corporation.............................12
   You Will Receive Cash for Your Murfreesboro Bancorp Common Stock...........15
   Treatment of Options.......................................................15
   Treatment of Debentures....................................................16
   Procedure for Surrendering Your Common Stock Certificates..................16
   Representations and Warranties.............................................17
   Conduct of Business prior to Completion of the Merger......................17
   Conditions to the Merger...................................................19
   Termination of the Merger Agreement........................................20
   Waiver and Amendment of the Merger Agreement...............................21
   Approvals Needed to Complete the Merger....................................21
   Interests of Directors and Officers in the Merger..........................22
   You Have Dissenters' Rights of Appraisal...................................26
   Federal Income Tax Consequences of the Merger to You.......................29
   Accounting Treatment of the Merger.........................................30
RELATED AGREEMENTS............................................................30
   Voting Agreement...........................................................30
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS...............................30
AND MANAGEMENT................................................................30
   Future Shareholder Proposals...............................................33
   Other Matters..............................................................33

Appendix A          Agreement and Plan of Merger
Appendix B          Opinion of The BankersBanc Capital Corporation
Appendix C          Chapter 48-23 of the Tennessee Business Corporation Code

                                     SUMMARY

         This summary highlights material information in this proxy statement. You should carefully read the entire proxy statement and the other documents to which we refer, including the merger agreement, attached as Appendix A, to fully understand the merger.

IF THE MERGER IS COMPLETED, YOU WILL BE ENTITLED TO RECEIVE $21.25 IN CASH FOR EACH SHARE OF MURFREESBORO BANCORP COMMON STOCK THAT YOU OWN (SEE PAGE ___).

         If the merger is completed, each Murfreesboro Bancorp shareholder will be entitled to receive $21.25 in cash for each share of Murfreesboro Bancorp common stock owned. For example, if you own 50 shares of Murfreesboro Bancorp common stock, you will be entitled to receive $1,062.50 upon the surrender of your stock certificate representing those shares.

OUR REASONS FOR THE MERGER; RECOMMENDATION OF OUR BOARD OF DIRECTORS (SEE PAGE ___).

         Our Board of Directors believes that the merger is in the best interests of Murfreesboro Bancorp and its shareholders and recommends that the shareholders vote "FOR" the proposal to adopt the merger agreement. The merger will enable our shareholders to realize significant value on their investment in Murfreesboro Bancorp. In reaching its decision to approve the merger agreement, our Board of Directors considered various factors, which are discussed in detail in this proxy statement.

SOME MATERIAL TERMS OF THE MERGER AGREEMENT.

         The merger cannot be consummated unless (i) our shareholders approve and adopt the merger agreement by the affirmative vote of a majority of the issued and outstanding shares of our common stock entitled to vote at the special meeting of shareholders and (ii) we receive approvals from the banking regulators (see page ___).

         We have agreed to conduct our business according to particular requirements in the period prior to the consummation of the merger (see page ___).

         The completion of the merger depends on several conditions being satisfied or waived (see page __).

         Each of our directors and executive officers has entered into a voting agreement with First South BanCorp, Inc. ("First South"). Under the voting agreement, our directors and executive officers agreed to vote all shares that they beneficially own in favor of the merger agreement at the special meeting of shareholders (see page __).

         We have agreed not to solicit or encourage a competing transaction to acquire us or the Bank of Murfreesboro, except where the failure to do so would cause our Board of Directors to breach its fiduciary duties (see page __).

         We and First South have each agreed to pay the other party a termination fee of $2,500,000 upon the occurrence of certain events that lead to a termination of the merger agreement (see page __).

         If the merger is not completed by September 30, 2003, the merger agreement may be terminated by either us or First South, unless the failure to complete the merger is due to a breach of the party seeking to terminate (see page __).

OUR FINANCIAL ADVISOR SAYS THE MERGER CONSIDERATION IS FAIR FROM A FINANCIAL POINT OF VIEW TO OUR SHAREHOLDERS (SEE PAGE _____).

         Our financial advisor, The BankersBanc Capital Corporation, has given us a written opinion dated _________, 200_ that states the cash consideration to be paid to our shareholders is fair from a financial point of view. A copy of the opinion is attached to this proxy statement as Appendix B. You should read it completely to understand the assumptions made, matters considered and limitations of the review performed by our financial advisor in issuing its opinion. We have agreed to pay BankersBanc a fee of $100,000 plus an additional one percent (1%) of the total consideration paid in the merger, which will be paid upon consummation of the merger.

FINANCIAL INTERESTS OF MURFREESBORO BANCORP OFFICERS AND DIRECTORS IN THE MERGER (SEE PAGE ___).

         Our directors and executive officers have interests in the merger as individuals in addition to, or different from, their interests as shareholders of Murfreesboro Bancorp, such as entering into employment agreements with First South, indemnification and insurance coverage provided by First South and other benefits. Our Board of Directors was aware of these interests and considered them in its decision to approve the merger agreement.

YOU HAVE DISSENTERS' RIGHTS (SEE PAGE ___).

         Under Chapter 48-23 of Tennessee Business Corporation Code, you have dissenters' appraisal rights with respect to your shares of Murfreesboro Bancorp common stock. If you do not wish to accept the $21.25 per share merger consideration, you can dissent from the merger and instead choose to have the fair value of your shares judicially determined and paid to you in cash. However, in order to exercise your rights, you must follow specific procedures. You should read carefully Chapter 48-23 of the Tennessee Business Corporation Code, which is attached to this proxy statement as Appendix C.

THE MERGER WILL BE TAXABLE TO OUR SHAREHOLDERS (SEE PAGE ___).

         Generally, your exchange of your Murfreesboro Bancorp common stock for cash will be a taxable event under Federal, and possibly state and local, tax laws. Your gain or loss recognized will equal the difference between the amount of cash you receive and your tax basis in your common stock. You should consult your personal tax advisor for a full understanding of the merger's specific tax consequences to you.

THE MERGER IS EXPECTED TO BE COMPLETED IN THE SECOND QUARTER OF 2003 (SEE PAGE ___).

         The merger will be consummated only after all the conditions to its completion have been satisfied or properly waived. Currently, we anticipate that the merger will be completed in the second quarter of 2003.

WHERE YOU CAN FIND MORE INFORMATION


         As a company whose common stock is registered with the Securities and Exchange Commission (the "SEC") pursuant to 12(g) of the Securities Exchange Act of 1934, we are obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC's public reference rooms located at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov.

                  QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES
                             AND THE SPECIAL MEETING


Q. What do I need to do now?

A. After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted. Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. This will enable your vote to be counted at the special meeting.

Q. Why is my vote important?

A. The merger agreement must be approved by a majority of the issued and outstanding shares of Murfreesboro Bancorp common stock entitled to vote. If you do not return your proxy card or vote in person at the special meeting, it will have the same effect as a vote against the merger agreement.

Q. If my shares are held in street name by my broker, will my broker automatically vote my shares for me?

A. No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker as to the vote your shares, following the directions your broker provides.

Q. What happens if I fail to instruct my broker?

A. If you fail to instruct your broker to vote your shares, it will have the same effect as a vote against the merger agreement.

Q. Can I attend the special meeting and vote in person?

A. Yes. All shareholders are invited to attend the special meeting. Shareholders of record can vote in person at the special meeting. If your shares are held in street name, you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the special meeting.

Q. Can I change my vote?

A. Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote after you have sent in your proxy card.

   o First, you may send a written notice of revocation to the Corporate Secretary of Murfreesboro Bancorp.

   o Second, you may complete, date and submit a new proxy card. Any earlier proxies will be revoked automatically.

   o Third, you may attend the special meeting and vote in person. Any earlier proxies will be revoked. However, simply attending the special meeting without voting will not revoke your proxy.

Q. Should I send in my stock certificates now?

A. No,  you  should  not  send in  your  stock  certificates  with  your  proxy.
   Instructions  for  surrendering  your   Murfreesboro   Bancorp  common  stock
   certificates will be sent to you upon completion of the merger.

Q. Whom should I call if I have questions?

A. You should call our Corporate Secretary, Debbie Ferrell at (615) 890-1111.

                               THE SPECIAL MEETING


Time, Date and Place

         The special meeting of shareholders is scheduled to be held at 5:00 p.m., local time, on [Day], [Date], 2003, at our executive offices, 615 Memorial Boulevard, Murfreesboro, Tennessee.

Matter to be Considered

         At the special meeting, you will be asked to approve a proposal to adopt the merger agreement. As of the date of this proxy statement, we know of no other matters to be presented at the special meeting.

Record Date; Vote Required

         Only our shareholders of record at the close of business on __________, 2003 are entitled to notice of and to vote at the special meeting of shareholders. As of __________, 2003, there were [907,609] shares of our common stock issued and outstanding and entitled to vote at the special meeting. Each issued and outstanding share of our common stock will be entitled to cast one vote per share at the special meeting.

         You may vote in person or by submitting a properly executed proxy. The presence, in person or by properly executed proxy, of the holders of at least a majority of all the shares entitled to vote at the special meeting of shareholders will constitute a quorum. Abstentions and broker non-votes will be treated as shares present at the special meeting for purposes of determining the presence of a quorum. A broker non-vote is an unvoted proxy submitted by a broker. Under applicable rules, brokers or other nominees who hold shares in street name for customers who are the beneficial owners of such shares may not vote those shares with respect to the merger agreement unless they have received specific instructions from their customers.

         To approve and adopt the merger agreement, the holders of a majority of the outstanding shares of Murfreesboro Bancorp's common stock entitled to vote must vote in favor of the merger agreement. Consequently, a failure to vote, an abstention or a broker non-vote will have the same effect as voting against the merger agreement.

         Approval of the merger agreement by our shareholders is one of the conditions that must be satisfied in order to complete the merger. See "The Merger - Conditions to the Merger."

Beneficial Ownership of Murfreesboro Bancorp Common Stock

         As of _________, 2003, our directors and executive officers and their affiliates owned an aggregate of __________ shares (excluding stock options) of our common stock, or ___% of the issued and outstanding shares of our common stock entitled to vote at the special meeting. Our directors have entered into a voting agreement with First South agreeing to vote their shares of Murfreesboro Bancorp's common stock in favor of the merger agreement.

Murfreesboro Common Stock

         Murfreesboro Bancorp's common stock is not listed on any national securities exchange.

Proxies

         Shares of our common stock represented by properly executed proxies received prior to or at the special meeting of shareholders will, unless they have been revoked, be voted at the special meeting in accordance with the instructions indicated in the proxies. If no instructions are indicated on a properly executed proxy, the shares will be voted "FOR" the adoption of the merger agreement.

         You should complete and return the proxy card accompanying this proxy statement to ensure that your vote is counted at the special meeting, regardless of whether you plan to attend the special meeting. If you are a record holder of shares of our common stock, you can revoke your proxy at any time before the vote is taken at the special meeting by:

         o        submitting  written  notice  of  revocation  to our  Corporate
                  Secretary;

         o        submitting a properly executed proxy bearing a later date; or

         o        voting in person at the special meeting.

         Written notice of revocation and other communications about revoking your proxy should be addressed to:

         Address for overnight delivery:      Address for regular mail:
         Murfreesboro Bancorp, Inc.           Murfreesboro Bancorp, Inc,
         615 Memorial Boulevard               Box 20700
         Murfreesboro, Tennessee 37129        Murfreesboro, Tennessee 37129-0700
         Attention:  Corporate Secretary      Attention:  Corporate Secretary
         (615) 890-1111

         If your Murfreesboro Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via telephone or the Internet. Please review the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

         If any other matters are properly presented at the special meeting of shareholders for consideration, the proxy holders will have discretion to vote on such matters in accordance with their best judgment. As of the date of this proxy statement, we know of no other matters to be presented at the special meeting.

         Certain material events or changes in circumstances including a material amendment to the merger agreement or a material revision of the fairness opinion issued by The BankersBanc Capital Corporation may result in a resolicitation of your vote. Under those circumstances, we will provide you with supplemental information about the material event or change in circumstances and give you an opportunity to recast your vote.

         In addition to solicitation by mail, our directors, officers and employees, who will not receive additional compensation for such services, may solicit proxies from our shareholders, personally or by telephone, telegram or other forms of communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending the proxy material to beneficial owners. We will bear our own expenses in connection with the solicitation of proxies for the special meeting of shareholders.

         You are requested to complete, date and sign the accompanying proxy card and return it promptly in the enclosed postage-paid envelope.

         You should not forward your stock certificates with your proxy card.

                                   THE MERGER


         The following information describes the material terms of the proposed merger. All shareholders are urged to read the merger agreement, which is attached as Appendix A, in its entirety, as well as the opinion of our financial advisor attached as Appendix B.

General

         As soon as practicable after the conditions to completion of the merger described below, have been satisfied or waived, and unless the merger agreement has been terminated as discussed below, Murfreesboro Bancorp and Bank of Murfreesboro will be acquired by First South and FirstBank, respectively. The acquisition of Murfreesboro Bancorp and Bank of Murfreesboro will be accomplished through two separate, but related merger transactions. First, Murfreesboro Bancorp will merge with and into First South with First South as the surviving corporation. At the effective time of the merger, each share of Murfreesboro Bancorp common stock will be converted into the right to receive $21.25 in cash paid by First South. Second, immediately after the merger of Murfreesboro Bancorp and First South, Bank of Murfreesboro will merge with and into FirstBank with FirstBank as the surviving entity.

         References in this proxy statement to the "merger" means both the merger of Murfreesboro Bancorp and First South and the merger of Bank of Murfreesboro and FirstBank, collectively. References to the "Company Merger" and the "Bank Merger" shall refer to the acquisitions of Murfreesboro Bancorp and Bank of Murfreesboro, respectively.

The Companies

         Murfreesboro Bancorp, Inc.
         Bank of Murfreesboro
         615 Memorial Boulevard
         Murfreesboro, Tennessee 37129
         (615) 890-1111

         Murfreesboro Bancorp is a Tennessee corporation and the parent bank holding company of Bank of Murfreesboro and its non-banking subsidiaries. Bank of Murfreesboro is a Tennessee-chartered stock savings bank, which is headquartered in Murfreesboro, Tennessee. Bank of Murfreesboro currently has three banking offices in Tennessee, with two located in Murfreesboro and one located in Smyrna.

         First South BanCorp, Inc.
         FirstBank
         53 East Church Street
         Lexington, Tennessee 38351
         (731) 968-5711

         First South is a Tennessee corporation and the parent bank holding company of FirstBank, a Tennessee-chartered banking association and other direct or indirect non-banking subsidiaries. FirstBank currently has 26 banking offices in Tennessee, located in Bruceton, Camden (2), Clarksburg, Dickson, Hollow Rock, Lexington (6), Huntingdon (3), Jackson (3), Linden, Memphis (2), Nashville, Paris, Parsons, Scotts Hill and Waverly.

Background of the Merger

         As part of its ongoing strategic planning, Murfreesboro Bancorp has periodically reviewed various strategic options for enhancing shareholder value, including, among other things, continued independence, expansion of the franchise through the acquisition of banking and banking-related businesses, and a merger with or acquisition by another financial institution. In early 2002, Murfreesboro Bancorp's President and Chief Executive Officer, William E. Rowland, initiated discussions with a representative of The BankersBanc Capital Corporation concerning a process to confidentially explore Murfreesboro Bancorp's affiliation and merger options. These discussions led to BankersBanc's participation in Murfreesboro Bancorp's Board of Directors meeting held on April 12, 2002 addressing this topic. Subsequent to this meeting, BankersBanc was engaged as Murfreesboro Bancorp of Directors' financial advisor to manage a process to develop specific affiliation or sale alternatives for the Board's consideration. During April 2002, BankersBanc prepared a confidential information memorandum describing Murfreesboro Bancorp, its markets, business, competitive posture and financial position to aid prospective acquirers in their evaluation of the acquisition opportunity offered by Murfreesboro Bancorp.

         In May 2002, BankersBanc began systematically contacting prospective acquirers and merger partners on behalf of Murfreesboro Bancorp. The confidential information memorandum was provided to institutions expressing an affiliation interest in Murfreesboro Bancorp. This process continued through the middle of October 2002, at which point the confidential information memorandum had been distributed to thirteen prospective acquirers and merger partners. As a result of this process, by the middle of November 2002, Murfreesboro Bancorp had received nonbinding expressions of acquisition interest from four institutions, including First South. The proposal from First South was the most economically attractive to Murfreesboro Bancorp and its shareholders. In late November 2002, Murfreesboro Bancorp permitted First South and one of the other four institutions to conduct a detailed, on-site due diligence investigation of Murfreesboro Bancorp. At the conclusion of their due diligence evaluation, First South reaffirmed the terms of its earlier acquisition proposal to Murfreesboro Bancorp of $21.25 per share, payable in cash. This proposal remained the most economically attractive acquisition offer that Murfreesboro Bancorp received.

         From May through November 2002, Murfreesboro Bancorp's Board had received detailed updates on the status of BankersBanc's process. At a special meeting of the Board of Directors held on December 6, 2002, the Board of Directors of Murfreesboro Bancorp continued to discuss the alternatives available to Murfreesboro Bancorp, including remaining independent or pursuing one of the specific sale alternatives identified by BankersBanc. The Board of Directors instructed Murfreesboro Bancorp's management, the BankersBanc representative and legal counsel to continue to proceed with First South by pursuing the negotiation of a definitive merger agreement and its related documents for the Board's consideration.

         Murfreesboro Bancorp's Board of Directors met again in special session with its financial advisor and legal counsel on December 11, 2002. In this meeting, the representative from BankersBanc reviewed in detail the results of the process undertaken to develop acquisition proposals for Murfreesboro Bancorp as well as their specific analysis of the terms of the First South acquisition proposal. BankersBanc also reviewed its analysis of the per share values which might be available to shareholders should Murfreesboro Bancorp elect to remain an independent institution. BankersBanc's presentation to the Board of Directors of Murfreesboro Bancorp is described in detail under "Opinion of The BankersBanc Capital Corporation". BankersBanc concluded its report to the Board by delivering its opinion that the price and terms of the First South proposal contained in the definitive merger agreement were fair to Murfreesboro Bancorp shareholders from a financial point of view.

         Murfreesboro Bancorp's legal counsel then reviewed in detail the provisions of the proposed definitive merger agreement. Counsel also discussed the fiduciary obligations of a board of directors when considering a sale of control transaction. After extensive discussion, Murfreesboro Bancorp's Board of Directors voted unanimously to accept the acquisition offer from First South contained in the definitive merger agreement and instructed management to execute the agreement and its related documents. On December 11, 2002, Murfreesboro Bancorp issued a press release announcing the merger transaction.

Reasons for the Merger; Recommendation of Our Board of Directors

         Our Board of Directors believes that the terms of the merger agreement, which are the result of arm's length negotiations between representatives of First South and Murfreesboro Bancorp, are in the best interests of our shareholders. In the course of reaching its determination, our Board of Directors considered the following factors:

         o the merger consideration to be paid to our shareholders in relation to the market value, book value and earnings per share of our common stock;
         o information concerning our financial condition, results of operations, capital levels, asset quality and prospects;
         o        industry and economic conditions;
         o our assessment of First South's ability to pay the aggregate merger consideration;
         o the opinion of our financial advisor as to the fairness of the merger consideration from a financial point of view to the holders of our common stock;
         o the general structure of the transaction and the compatibility of management and business philosophy;
         o the greater resources that the combined entities will have after the merger than we currently have;
         o the impact of the merger on the depositors, employees, customers and communities served by us;
         o the results of our due diligence investigation of First South, including the likelihood of receiving the requisite regulatory approvals in a timely manner; and
         o our strategic alternatives to the merger, including the continued operation of Murfreesboro Bancorp as an independent financial institution.

         In making its determination, our Board of Directors did not ascribe any relative or specific weights to the factors which it considered. The foregoing discussion of the factors considered by our Board of Directors is not intended to be exhaustive, but it does include the material factors considered by our Board of Directors.

         Our Board of Directors believes that the merger is in the best interests of Murfreesboro Bancorp and its shareholders. The Board of Directors unanimously recommends that our shareholders vote "FOR" the adoption of the merger agreement.

Opinion of The BankersBanc Capital Corporation

         Murfreesboro Bancorp retained BankersBanc in early 2002 to act as its financial advisor in connection with a formal process to explore sale or affiliation options that might be available to Murfreesboro Bancorp. A representative of BankersBanc reported on the status of this project in several meetings of the Murfreesboro Bancorp Board of Directors held between March 27, 2002 and December 11, 2002. At the December 11, 2002 Murfreesboro Bancorp Board of Directors meeting, BankersBanc rendered its oral opinion that, based upon its review of the merger agreement, conversion of each share of Murfreesboro Bancorp's common stock into the right to receive $21.25 in cash and the additional terms provided for by the merger agreement (the "Per Share Purchase Price and Terms") were fair to the shareholders and optionholders of Murfreesboro Bancorp from a financial point of view. BankersBanc has also rendered a written opinion to the Murfreesboro Bancorp Board of Directors that, on the date of this proxy statement, based on the information set forth therein, the Per Share Purchase Price and Terms were fair to the Murfreesboro Bancorp shareholders and optionholders from a financial point of view.

         The full text of BankersBanc's written opinion is attached as Exhibit B to this proxy statement and is incorporated herein by reference. The description of the opinion set forth herein is qualified in its entirety by reference to Exhibit B. Murfreesboro Bancorp shareholders are urged to read the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by BankersBanc in connection therewith.

         BankersBanc's opinion is directed to the Murfreesboro Bancorp Board only and is directed only to the Per Share Purchase Price and Terms and does not constitute a recommendation to any Murfreesboro Bancorp shareholder regarding how such shareholder should vote at the special meeting of shareholders.

         In arriving as its written opinion, BankersBanc, among other things:
(i) analyzed certain audited and unaudited financial statements and other information of Murfreesboro Bancorp; (ii) reviewed and discussed with appropriate management personnel, Murfreesboro Bancorp's past and current business activities and financial results and the future business and financial outlook for Murfreesboro Bancorp; (iii) considered certain financial and stock market data of publicly held banking institutions similar to Murfreesboro Bancorp; (iv) reviewed the prices paid in certain comparable acquisition transactions of community banking institutions and the multiples of earnings and book value and the level of deposit base premium received by the selling institutions; (v) reviewed the merger agreement and certain related documents;
(vi) considered the financial implications of certain other strategic alternatives available to Murfreesboro Bancorp; and (vii) performed such other analyses as BankersBanc deemed appropriate.

         In conducting its analysis and arriving at its opinion, BankersBanc assumed and relied upon, without independent verification, the accuracy and completeness of the information it reviewed for the purposes of the opinion. BankersBanc also relied upon the management of Murfreesboro Bancorp with respect to the reasonableness and achievability of the financial forecast (and the assumptions and bases underlying such forecast) provided to it. Murfreesboro Bancorp instructed BankersBanc that, for the purposes of its opinion, BankersBanc should assume that such forecast will be realized in the amounts and in the time periods currently estimated by the management of Murfreesboro Bancorp. BankersBanc also assumed, with Murfreesboro Bancorp's consent, that the aggregate allowance for loan losses for Murfreesboro Bancorp is adequate to cover such losses. BankersBanc is not an expert in the evaluation of allowances for loan losses and has not reviewed any individual credit files. BankersBanc did not make, nor was it furnished with, independent valuations or appraisals of the assets or liabilities of Murfreesboro Bancorp.

         No limitations were imposed by Murfreesboro Bancorp or the Murfreesboro Bancorp Board of Directors on the scope of BankersBanc's investigation or the procedures to be followed by BankersBanc in rendering its opinion. As part of its procedures, BankersBanc solicited a number of bank holding companies for their indications of acquisition interest in Murfreesboro Bancorp. BankersBanc considered the results of this solicitation in arriving at its opinion. The fairness opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to BankersBanc as of, the date of its analysis.

         In arriving at the fairness, from a financial point of view, of the consideration to be received by the shareholders of Murfreesboro Bancorp, BankersBanc developed an opinion of the value of Murfreesboro Bancorp common stock should the institution remain independent and analyzed such value in light of the premium represented by the Per Share Purchase Price and Terms. In connection with rendering its opinion to the Murfreesboro Bancorp Board of Directors, BankersBanc also reviewed a variety of generally recognized valuation methodologies and merger analyses and performed those that it believed were most appropriate for developing its opinion of fairness, from a financial point of view.

         The preparation of a fairness opinion involves various determinations of the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances, and, therefore, such an opinion is not readily susceptible to summary description. In arriving at its fairness opinion, BankersBanc did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments about the significance and relevancy of each analysis and factor. None of the analyses performed by BankersBanc were assigned a greater significance by BankersBanc than any other. Accordingly, BankersBanc believes that its analyses must be considered as a whole and that a review of selected portions of such analyses and the factors considered therein, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying its opinion and any conclusions reached therein. In its analyses, BankersBanc made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond Murfreesboro Bancorp's control. Any estimates contained in BankersBanc's analyses are not necessarily indicative of actual values or predictive of future results or values that may be significantly more or less favorable than such estimates. Estimates of values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities actually may be sold. In addition, as described above, BankersBanc's opinion and presentations to the Murfreesboro Bancorp Board of Directors were only a few of many factors taken into consideration by the Murfreesboro Bancorp Board of Directors in making its determination to approve the merger agreement.

         The following is a brief summary of analyses performed by BankersBanc in connection with its opinion delivered to the Murfreesboro Bancorp Board of Directors on December 11, 2002:

         Summary of Proposal. BankersBanc reviewed the terms of the proposed transaction as reflected in the merger agreement. BankersBanc stated that, based on a purchase price of $21.25 in cash for each Murfreesboro Bancorp common share to be outstanding, after reflecting the conversion of Murfreesboro Bancorp's Floating Rate Convertible Subordinated Debentures, due August 31, 2011 (the "Debentures"), into 240,000 shares of Murfreesboro Bancorp common stock, and purchase of every outstanding option exercisable into Murfreesboro Bancorp common shares for an amount in cash equal to $21.25 less the respective exercise price of such option, the transaction would have a total value of approximately $26.8 million.

         Indicated Value of Murfreesboro Bancorp as an Independent Company. BankersBanc undertook an analysis addressing the range of potential values that would be implied if Murfreesboro Bancorp were to remain an independent company. BankersBanc computed this range of values based on a discounted cash flow analysis, relying on projections extrapolated from Murfreesboro Bancorp's forecast and its historical performance. In this analysis methodology, BankersBanc assumed Murfreesboro Bancorp shareholders received, in addition to the projected dividend stream, a terminal valuation at year-end 2007 of 18.0 to
20.0 times projected earnings for such year. These amounts were discounted at rates ranging from 10% and 14% and indicated net present values to Murfreesboro Bancorp shareholders of between $19.56 million and $25.91 million.

         Analysis of Other Selected Bank Mergers Involving Community Banks. BankersBanc reviewed one hundred thirty three mergers involving community banks and bank holding companies announced since June 1, 2001 in which the selling institution had total assets of between $100 million and $500 million. BankersBanc noted in particular the prices paid in these mergers as a multiple of earnings and book values and the transaction premiums paid in excess of tangible book value as a percentage of core deposits. BankersBanc also reviewed other data in connection with each of these mergers, including the level of earnings and the capital level of the acquired institutions and the return on equity and the return on assets of the acquired institutions. BankersBanc then compared this data to that of Murfreesboro Bancorp and to the value to be received by Murfreesboro Bancorp shareholders in the merger.

         This comparison yielded a range of transaction values as multiples of the latest twelve-months earnings per share of a low of 3.60 times earnings and a high of 57.80 times earnings and a median value of 18.90 times earnings. The Murfreesboro Bancorp multiple of trailing earnings was 33.92 times earnings. The calculations yielded a range of transaction values as multiples of book value per share of a low of 0.52 times book value per share to a high of 5.13 times book value per share and a median value of 2.00 times book value per share. The Murfreesboro Bancorp multiple of book value was 1.92 times book value per share. Finally, the calculations yielded a range of deposit base premiums paid from a low of negative 5.40% to a high of 60.80%, with a median value of 13.10%. The equivalent premium on Murfreesboro Bancorp deposits represented by the Per Share Purchase Price and Terms was 12.80%.

         No company or transaction used in the above analyses as a comparison is identical to Murfreesboro Bancorp or the merger. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not, in itself, a meaningful method of using comparable company data.

         In connection with its opinion dated the date of this proxy statement, BankersBanc confirmed the appropriateness of its reliance on the analyses used to render its December 11, 2002 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions on which such analyses were based and the factors considered in connection therewith.

         BankersBanc is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements, and valuations for estate, tax, corporate and other purposes. Murfreesboro Bancorp has paid BankersBanc a fee of $100,000 in connection with its engagement. An additional fee based upon the aggregate market value of the consideration received by Murfreesboro Bancorp shareholders will be payable to BankersBanc upon consummation of the merger. This additional fee will be approximately $256,131. No compensation payable to BankersBanc is contingent on the conclusions reached in the opinion of BankersBanc. Murfreesboro Bancorp has also agreed to reimburse BankersBanc for reasonable out-of-pocket expenses and to indemnify BankersBanc and certain related persons against certain liabilities arising out of its engagement.

You Will Receive Cash for Your Murfreesboro Bancorp Common Stock

         Upon completion of the merger, each outstanding share of our common stock (other than shares as to which dissenters' rights have been asserted and perfected in accordance with Tennessee law) shall be converted into and represent the right to receive $21.25 in cash, without interest. The aggregate amount of the cash payments represents the merger consideration. The merger consideration to be paid in connection with the merger is expected to be approximately $26.8 million, including payment for the cancellation of all of Murfreesboro Bancorp's outstanding stock options and the conversion of all outstanding Debentures into shares of Murfreesboro Bancorp common stock.

Treatment of Options

         At the merger effective date, each outstanding option to purchase shares of our common stock that has not been exercised prior to completion of the merger, will be converted into the right to receive a cash payment equal to $21.25 less the exercise price per share of the stock option, multiplied by the number of shares of Murfreesboro Bancorp common stock subject to the stock option, less any required tax withholding.

Treatment of Debentures

         At the merger effective date, each outstanding Debenture that has not been converted prior to the merger, will be converted into a number of shares of Murfreesboro Bancorp common stock equal to the face amount of the debenture plus any accrued but unpaid interest divided by the $12.50 per share conversion price in accordance with the terms of the debentures. Immediately after the debentures have been converted into shares of common stock, the shares will be converted into the right to receive a cash payment of $21.25 per share.

Procedure for Surrendering Your Common Stock Certificates

         At the merger effective date, First South will deliver to FirstBank, its wholly owned subsidiary, an amount of cash equal to the aggregate merger consideration pursuant to an escrow agreement entered into between First South and FirstBank on terms that are mutually acceptable to Murfreesboro Bancorp and First South. FirstBank will act as paying agent for the benefit of the holders of certificates of our common stock in exchange for the merger consideration. Each holder of our common stock who surrenders his or her Murfreesboro Bancorp shares to FirstBank will be entitled to receive a cash payment of $21.25 per share of Murfreesboro Bancorp common stock upon acceptance of the shares by FirstBank.

         After the merger effective date you will no longer have any rights as a shareholder of Murfreesboro Bancorp and shall only have the right to receive $21.25 in cash for each share of stock that you owned. As promptly as practicable after the merger effective date, and in any event within five business days after the merger effective date, a letter of transmittal will be mailed by FirstBank to the former shareholders of Murfreesboro Bancorp. The letter of transmittal will contain instructions for surrendering your share certificates in exchange for the merger consideration.

         You should not return your Murfreesboro Bancorp common stock certificates with the enclosed proxy, and you should not send your stock certificates to FirstBank until you receive the letter of transmittal.

         If a certificate representing shares of common stock has been lost, stolen or destroyed, FirstBank is not obligated to deliver payment until the holder of the shares delivers an appropriate affidavit by such person claiming the loss, theft or destruction of his or her certificate and, if required by First South, a bond.

         None of First South, FirstBank, Murfreesboro Bancorp, Bank of Murfreesboro or any other person shall be liable to former holders of Murfreesboro Bancorp stock for any amounts paid or property delivered in good faith to any governmental agency pursuant to applicable abandoned property, escheat or similar laws.

Representations and Warranties

         Each of Murfreesboro Bancorp, Bank of Murfreesboro, First South and FirstBank has made representations and warranties in the merger agreement which are customary in merger transactions, including, among others, representations and warranties concerning:

         o the organization, good standing and corporate power and authority of Murfreesboro Bancorp, Bank of Murfreesboro, First South and FirstBank;

         o the due authorization, execution, delivery and performance of the merger agreement;

         o the consents or approvals required, and the lack of conflicts or violations under applicable certificates of incorporation, charters, bylaws, instruments and laws, with respect to the transactions contemplated by the merger agreement;

         o        the financial statements of the respective parties; and

         o substantial compliance with applicable laws in the operation of their businesses.

         Murfreesboro Bancorp and Bank of Murfreesboro made certain additional representations and warranties (which are also customary), including, but not limited to, representations and warranties regarding its capitalization, the absence of certain interim events, other material agreements, real estate owned or leased, its employee benefit plans, the absence of any broker's and finder's fees other than that owed The BankersBanc, environmental matters, securities filings, relations with our employees and the receipt of the fairness opinion from The BankersBanc.

         In addition, First South and FirstBank have represented and warranted that they have the financial resources to perform their obligations under the merger agreement and have no reason to believe that the required regulatory approvals will not be obtained.

         Some of the representations and warranties made by the parties are qualified by materiality. The representations, warranties, agreements and covenants in the merger agreement will expire at the merger effective date, except for agreements and covenants that by their terms are to be performed after the effective time of the merger. If the merger is terminated, there will be no liability on the part of either us or First South other than the possible payment of a termination fee by us or First South under certain circumstances as discussed below under "The Merger - Termination of the Merger Agreement;" provided, however, that no party shall be relieved or released from any liability arising out of a willful breach by it of any covenant, undertaking, representation or warranty in the merger agreement.

Conduct of Business prior to Completion of the Merger

         We have agreed, among other things, that, except as contemplated by the merger agreement or unless First South provides its written consent, we and our subsidiaries will:

         o Take all action necessary under the merger agreement to permit consummation of the merger;

         o Convene and hold a meeting of our shareholders in order to approve the merger agreement;

         o Cooperate in the preparation, filing and distribution of this proxy statement to our shareholders;

         o        Recommend that our shareholders approve the merger agreement;

         o Support the terms of the merger agreement and cooperate with First South in completing the transaction;

         o Refrain from issuing any statements or press releases related to the merger agreement unless required to by law;

         o Give First South access to our premises and financial records and assist First South and the authorized representatives of First South in the preparation of disclosure and other information required to be completed;

         o Advise First South of any breach of our representations and warranties under the merger agreement or any material adverse change in our business;

         o Assist First South in the preparation of necessary regulatory filings, applications and approvals required to complete the merger;

         o Provide First South with all documents recently filed by us with any governmental agencies;

         o Refrain from taking any action, or failing to take any action that may cause any of our representations and warranties to become untrue;

         o Take all actions to ensure the merger is exempt from any applicable state anti-takeover laws or restrictions contained in our organizational documents;

         o Take such reserves and accruals as First South may reasonably request;

         o Engage a firm, satisfactory to First South, to conduct a phase one environmental assessment of all of our facilities and a transaction screen for all properties that we lease; and

         o Purchase for, and on behalf of, our current and former officers and directors extended director and officer liability coverage that is effective for five (5) years following the completion of the merger with respect to events which occur prior to the completion of the merger.

         In addition, we have agreed that neither we nor any of our subsidiaries or any of our respective officers, directors, representatives, agents or affiliates will, directly or indirectly, initiate, solicit or knowingly encourage any acquisition proposal with any person other than First South and its subsidiaries. If we are to receive an acquisition proposal we have agreed to notify First South of all of the relevant details relating to all inquiries and proposals we may receive. For purposes of this paragraph, an acquisition proposal is any proposal to engage in any of the following transactions involving Murfreesboro Bancorp or any of its subsidiaries: (i) any merger, consolidation, share exchange, business combination or other similar transactions; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more of the assets of Murfreesboro Bancorp, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 25% or more of the outstanding shares of capital stock of Murfreesboro Bancorp or the filing of a registration statement under the securities laws for the foregoing purpose; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

         We are permitted, however, to furnish information to or engage in discussions or negotiations with third parties if, after having consulted with and received the advice of our financial advisor and legal counsel, we determine that the failure to do so may cause our Board of Directors to breach its fiduciary duties. We are required to promptly inform First South of any requests for information or of any negotiations or discussions regarding any alternative proposal.

Conditions to the Merger

         The respective obligations of Murfreesboro Bancorp, Bank of Murfreesboro, First South and FirstBank to effect the merger are subject to the satisfaction or waiver of the following conditions specified in the merger agreement:

         o Approval of the merger agreement by the affirmative vote of a majority of votes to be cast a special meeting of our shareholders;

         o Approval of the merger agreement by the Board of Governors of the Federal Reserve System, the Commissioner of the Tennessee Department of Financial Institutions, the Federal Deposit Insurance Corporation (the "FDIC") and any other applicable regulatory authorities;

         o        Satisfaction of all statutory and regulatory requirements; and

         o No party to the merger agreement shall be under any order or decree restraining or enjoining the merger.

         First South's and FirstBank's obligation to effect the merger also is subject to the following additional conditions:

         o All obligations, covenants, representations and warranties of Murfreesboro Bancorp and Bank of Murfreesboro shall have been duly performed and complied with;

         o First South shall have received a certificate signed by our chief executive officer as to fulfillment of all obligations, covenants, representations and warranties of Murfreesboro Bancorp and Bank of Murfreesboro;

         o Each of Murfreesboro Bancorp and Bank of Murfreesboro shall have compliance ratings and Community Reinvestment Act ratings of "Satisfactory" or better;

         o Each of Murfreesboro Bancorp and Bank of Murfreesboro will have a loan loss reserve of at least 0.90%;

         o Murfreesboro Bancorp shall have delivered the environmental reports relating to the phase one environmental assessment and transaction screen;

         o There shall have been no adverse change to the overall CAMELS rating of Murfreesboro Bancorp or Bank of Murfreesboro;

         o Each officer and director of Murfreesboro Bancorp shall have delivered a letter to First South stating that such person is not aware of any claims he may have against Murfreesboro Bancorp; and

         o William E. Rowland shall have executed an employment agreement to work for FirstBank.

         Murfreesboro Bancorp's and Bank of Murfreesboro's obligation to effect the merger also is subject to the following additional conditions:

         o        Each  of  the  obligations,   covenants   representations  and
                  warranties of First South and FirstBank shall have been performed and complied with;

         o Murfreesboro Bancorp shall have received an opinion letter from The BankersBanc stating that the purchase price for Murfreesboro Bancorp is fair from a financial point of view; and

         o First South shall have deposited funds sufficient to pay the entire purchase price with FirstBank to be held in escrow.

         There can be no assurance that the conditions to consummation of the merger will be satisfied or waived. The merger will become effective when the articles of merger are filed with the Secretary of State of the State of Tennessee. It is currently anticipated that the merger will occur during the second quarter of 2003.

Termination of the Merger Agreement

         The merger agreement may be terminated in writing prior to the merger effective date:

         o by mutual written consent of Murfreesboro Bancorp and First South authorized by their respective boards of directors;

         o        by First South or Murfreesboro Bancorp:

                  o upon a material breach of any representation, warranty or covenant set forth in the merger agreement and the breach cannot be cured within 30 days following written notice of the breach;

                  o if Murfreesboro Bancorp has received an offer superior to the First South offer, the Board of Directors of Murfreesboro Bancorp has made a determination to accept the superior proposal subject to approval by Murfreesboro Bancorp's shareholders, and, simultaneously with the termination of the merger agreement, Murfreesboro Bancorp enters into an acquisition agreement with respect to the superior offer;

                  o if the merger is not consummated on or prior to September 30, 2003, unless the party seeking to terminate failed to perform an obligation under the merger agreement that caused or resulted in the failure of the merger;

                  o        if  our   shareholders   fail  to  adopt  the  merger
                           agreement; or

                  o        any   required   regulatory   approval   is  formally
                           disapproved; and

         o by First South, if after the completion of the phase one environmental assessment of banking facilities owned by us and the transaction screen performed on properties leased by us, there are cleanup expenses or potential environmental liability in excess of $500,000.

         In the event that the merger agreement is terminated, the merger agreement will become void and have no effect, except for:

         o        provisions relating to confidential information, and

         o provisions relating to a termination fee in the amount of $2,500,000 payable:

                  o to First South by Murfreesboro Bancorp if the merger agreement is terminated by us or First South due to our acceptance of a superior proposal offer from a third party, or

                  o to Murfreesboro Bancorp by First South if the merger agreement is terminated due to First South's inability to meet regulatory capital ratios or amounts necessary to consummate the merger and the failure cannot be cured by September 30, 2003 by First South.

         Notwithstanding the termination fee and the general requirement that both parties shall bear their own costs arising from the transaction, a breaching party will not be relieved from any liability or damages resulting from its willful breach of any provision of the merger agreement.

Waiver and Amendment of the Merger Agreement

         Prior to the effective date of the merger any provision of the merger agreement may be waived by the party benefited by the provision or may be waived by both Murfreesboro Bancorp and First South. The merger agreement may be amended, in writing, at any time on mutual agreement of Murfreesboro Bancorp and First South as approved by their respective boards of directors. However, after our shareholders have adopted the merger agreement, no amendment can modify the form or decrease the amount of the merger consideration without further shareholder approval.

Approvals Needed to Complete the Merger

         In addition to approval of the merger agreement by our shareholders, completion of the merger and the transactions contemplated by the merger agreement are subject to the prior approval or non-objection of the Board of Governors of the Federal Reserve System, also referred to as the Federal Reserve Board; the Federal Deposit Insurance Corporation, also referred to as the FDIC; and the Commissioner of the Tennessee Department of Financial Institutions, also referred to as the Commissioner. The merger cannot proceed in the absence of these regulatory approvals. Neither Murfreesboro Bancorp nor First South are aware of any other regulatory approvals or actions that are required prior to the parties' consummation of the merger other than those described below. Should any other approvals be required, it is presently contemplated that such approvals would be sought, but we cannot assure you that such approvals would be obtained.

         The merger is subject to the prior approval of the Federal Reserve Board under the Bank Holding Company Act, unless the Federal Reserve Board waives the application requirement. If the Federal Reserve Board denies First South's request for a waiver of the application requirement, First South will be required to file an application for approval. The bank merger is subject to the prior approval of the FDIC under the Bank Merger Act. Neither the Federal Reserve Board nor the FDIC may approve an application for approval if it believes the merger will result in a monopoly or otherwise be anti-competitive. In conducting their review of any application for approval, the Federal Reserve Board and the FDIC will consider the financial and managerial resources of Murfreesboro Bancorp and First South and their subsidiary financial institutions, and the convenience and needs of the communities that the financial institutions serve. Applicable regulations also provide for publication of notice and an opportunity for public comment on the merger.

         There will be a 15-30 day waiting period between the time the application is approved by the Federal Reserve Board, if required, and the FDIC and the date that the transaction can be consummated, during which time the Department of Justice can challenge the merger for antitrust reasons. Although we believe that the likelihood of such action by the Department of Justice is remote in this merger, there can be no assurance that the Department of Justice will not challenge the merger. If the merger is challenged, we cannot ensure a favorable result.

         The company merger and bank merger are each subject to the approval of the Commissioner under the Tennessee Banking Act. In conducting its review, the Commissioner will consider, among other factors, whether the merger agreement is fair and whether the merger is contrary to the public interest. If the Commissioner disapproves the merger, he is required to state his objections and provide the parties with the opportunity to amend the merger agreement to obviate such objections. At this time, we know of no legal basis on which the Commissioner might disapprove the merger or require amendment of the merger agreement.

         The approval of any application merely implies the satisfaction of regulatory criteria for approval, which does not include a review of the merger from the standpoint of the adequacy of the consideration to be received by our shareholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the merger.

         There can be no assurances that the requisite regulatory approvals will be received in a timely manner, in which event the consummation of the merger may be delayed. If the merger is not consummated on or before September 30, 2003, the merger agreement may be terminated by either First South or Murfreesboro Bancorp.

         It is a condition to the consummation of the merger that the regulatory approvals be obtained without any conditions or requirements that are unduly burdensome. No assurance can be provided that any such approvals will not contain terms, conditions or requirements that fail to satisfy this condition of the merger.

Interests of Directors and Officers in the Merger

         Some members of our management and Board of Directors may have interests in the merger that are in addition to or different from the interests of our shareholders. Our Board of Directors was aware of these interests and considered them in approving the merger agreement.

         Stock Options. As of December 11, 2003, directors and executive officers held options to purchase in the aggregate [73,750] shares of Murfreesboro Bancorp common stock. Each director and executive officer will receive payment for their stock options as described earlier in this proxy statement. The aggregate value of the payout for these stock options will be approximately $1.7 million. See "The Merger - Treatment of Options."

         Agreements with William E. Rowland. At the effective time of the merger, FirstBank will enter into an employment agreement and a consulting agreement with William E. Rowland, our President and Chief Executive Officer. Mr. Rowland will receive a signing bonus of $293,636 upon execution of the employment agreement. The employment agreement has a term of two years, and provides for an annual base salary of $150,000, the reimbursement of reasonable business expenses and participation in all employee benefit plans available to other full-time employees. In addition, Mr. Rowland will receive use of a company automobile.

         FirstBank can terminate the employment agreement at any time with or without cause. Mr. Rowland can terminate the employment agreement for any reason commencing on the first day of the seventh month following the effective date of the employment agreement. Mr. Rowland can also terminate the employment agreement at any time "For Good Reason," which means termination following any of the following events:

         o a relocation of Mr. Rowland's principal place of employment outside of Rutherford County, Tennessee;

         o a greater than 15% reduction in the benefits and perquisites, including base salary, provided to Mr. Rowland in the employment agreement (except for employee-wide reductions); or

         o a change in Mr. Rowland's title, duties or responsibilities, which change would cause Mr. Rowland's position to become one of lesser responsibility, importance, or scope from the position and attributes set forth in the employment agreement, unless Mr. Rowland agrees to such change or changes in writing.

         Mr. Rowland generally shall not be entitled to any compensation under the employment agreement following a termination of the employment agreement. If the employment agreement is terminated due to Mr. Rowland's death or disability, Mr. Rowland or his personal representative, in case of disability, or Mr. Rowland's estate, in case of death, shall be entitled to receive salary and benefits through the last day of the month in which Mr. Rowland dies or was considered disabled.

         The consulting agreement has a term of five years that begins the date Mr. Rowland's employment with FirstBank is terminated for any reason. The consulting agreement provides for annual consulting fees of $150,000 and the reimbursement of reasonable business expenses. The consulting agreement limits Mr. Rowland's services for ten days in any calendar month and 60 days in any consecutive twelve-month period; Mr. Rowland shall receive $1,060 per day for services he provides at the request of FirstBank in excess of ten days per calendar month or 18 days in any consecutive twelve-month period.

         The consulting agreement may only be terminated (i) by mutual agreement of Mr. Rowland and FirstBank, or (ii) as a result of Mr. Rowland's death or disability. If the consulting agreement is terminated due to Mr. Rowland's death or disability, Mr. Rowland or his personal representative, in case of disability, or Mr. Rowland's estate, in case of death, shall be entitled to receive a lump-sum payment equal to all fees payable under the consulting agreement had Mr. Rowland continued to provide services through the expiration of the consulting agreement.

         If Mr. Rowland is deemed to have received an excess parachute payment due to the termination of his employment agreement or the consulting agreement, he will be indemnified for the payment of any excise taxes.

         Mr. Rowland must refrain from competing against FirstBank or its affiliates during the term of the employment agreement and the consulting agreement, although any actual or alleged breach of Mr. Rowland's agreement not to compete will not terminate or suspend payments under the employment agreement or the consulting agreement.

         Under the employment agreement and the consulting agreement, FirstBank has agreed that it will not participate in any (i) merger, consolidation or other business reorganization, or (ii) any other transaction that results in a "Change of Control" of FirstBank (as defined in the agreements), unless, in either case, the purchaser or the surviving entity expressly assumes FirstBank's liabilities under the agreements. If the purchaser or surviving entity does not expressly assume FirstBank's liabilities under the agreements, then all payments under each agreement will become due and payable in one lump-sum payment.

         Employment Agreement with Joyce Ewell. On the effective date of the merger, First South will enter into an employment agreement with Joyce Ewell, our Executive Vice President. Under the employment agreement Ms. Ewell will receive a $216,601 signing bonus paid upon execution of the agreement. The employment agreement has a term of three years, and provides for an annual base salary of $86,800, the reimbursement of reasonable business expenses and participation in all employee benefit plans available to other full-time employees.

         First South can terminate the employment agreement at any time with or without cause. Ms. Ewell can terminate the employment agreement for any reason commencing on the first day of the 13th month following the effective date of the employment agreement. Ms. Ewell can also terminate the employment agreement at any time "For Good Reason," which has the same meaning as defined in Mr. Rowland's employment agreement. If Ms. Ewell's employment with First South ends prior to the completion of the three-year term, First South shall pay Ms. Ewell a termination payment of $43,400 per year for the remainder of the three-year term, provided that if Ms. Ewell is terminated for "Cause," as defined in the employment agreement, First South shall not be required to pay the termination payment. If Ms. Ewell is deemed to have received an excess parachute payment due to the termination of her employment agreement, she will be indemnified for the payment of any excise taxes.

         If the employment agreement is terminated due to Ms. Ewell's death or disability, Ms. Ewell, or her personal representative, in case of disability, or Ms. Ewell's estate, in case of death, shall be entitled to receive salary and benefits through the last day of the month in which Ms. Ewell dies or was considered disabled.

         Ms. Ewell must refrain from competing against First South during the term of the employment agreement, although any actual or alleged breach of Ms. Ewell's agreement not to compete will not terminate or suspend payments under the employment agreement.

         Under the employment agreement, First South has agreed that it will not participate in any (i) merger, consolidation or other business reorganization, or (ii) any other transaction that results in a "Change of Control" of First South (as defined in the agreement), unless, in either case, the purchaser or the surviving entity expressly assumes First South's liabilities under the agreement. If the purchaser or surviving entity does not expressly assume First South's liabilities under the employment agreement, then all payments under the agreement will become due and payable in one lump-sum payment.

         Employment Agreement with William L. Webb. On the effective date of the merger, First South will enter into an employment agreement with William L. Webb, our Senior Vice President and Chief Financial Officer. The employment agreement has a term of 18 months, and provides for an annual base salary of $65,000, the reimbursement of reasonable business expenses and participation in all employee benefit plans available to other full-time employees.

         Both First South and Mr. Webb can terminate the employment agreement at any time. If First South terminates the employment agreement prior to the completion of the 18-month term, or if Mr. Webb terminates the employment agreement "For Good Reason," which has the same meaning as defined in Mr. Rowland's employment agreement, First South shall pay Mr. Webb a termination payment of one year's base salary. If Mr. Webb is terminated for "Cause," as defined in the employment agreement, First South shall not be required to pay the termination payment. If Mr. Webb is deemed to have received an excess parachute payment due to the termination of his employment agreement, he will be indemnified for the payment of any excise taxes.

         If the employment agreement is terminated due to Mr. Webb's death or disability, Mr. Webb, or his personal representative, in case of disability, or Mr. Webb's estate, in case of death, shall be entitled to receive salary and benefits through the last day of the month in which Mr. Webb dies or was considered disabled.

         Under the employment agreement, First South has agreed that it will not participate in any (i) merger, consolidation or other business reorganization, or (ii) any other transaction that results in a "Change of Control" of First South (as defined in the agreement), unless, in either case, the purchaser or the surviving entity expressly assumes First South's liabilities under the agreement. If the purchaser or surviving entity does not expressly assume First South's liabilities under the employment agreement, then all payments under the agreement will become due and payable in one lump-sum payment.

         Continuation of Executive Revenue Neutral Retirement Agreements and Split Dollar Life Insurance Agreements. Bank of Murfreesboro has entered into Executive Neutral Retirement Agreements and Split Dollar Agreements with eight of our officers, including Mr. Rowland, Ms. Ewell and Mr. Webb. The Executive Revenue Neutral Retirement Agreements provide the officers with a retirement benefit based on the difference between the annual increase in value of two simulated investment accounts: the first comprised of a portfolio of life insurance policies and the second comprised of a hypothetical principal investment determined by the Bank of Murfreesboro and the accumulated net after-tax interest earnings on such investment. This difference between the two accounts is then divided by an adjustment rate determined under the agreements and multiplied by an allocation percentage that is specific to the officer. During the officer's employment, the annual amount determined under the previous formula is allocated to a retirement account and paid to the officer following retirement. Amounts determined under this formula each year following the officer's retirement are also paid to the officer in such year. The Executive Revenue Neutral Retirement Agreements are unfunded, however, Bank of Murfreesboro has purchased life insurance policies on the covered officers that are designed to offset the annual expenses associated with the agreements.

         Bank of Murfreesboro is the sole owner of the policies but has entered into Split Dollar Agreements with each officer that will, in the case of the officer's death, provide his or her beneficiary with the portion of the net death benefit in the policy equal to the officer's vested percentage. An officer's vested percentage in the death benefit varies depending on the officer's age, years of continuous service and employment status on the date of death. The Bank of Murfreesboro would be entitled, at the officer's death, to receive the greater of the cash surrender value of the policy or the aggregate premium payments, plus any of the net death benefit in which the officer was not vested.

         As a result of the merger, under the Executive Revenue Neutral Agreements, each officer will be fully vested in their benefits as if the officer had reached his or her normal retirement age. Such benefits will commence to be paid to the officer within 120 days following the officer's normal retirement age. First South and FirstBank have agreed to perform our obligations to the officers under the Split-Dollar Agreements and Executive Revenue Neutral Retirement Agreements following the merger.

         Protection of Directors, Officers and Employees Against Claims. In the merger agreement, First South has agreed to indemnify the directors and officers of Murfreesboro Bancorp and Bank of Murfreesboro for a period of six (6) years relating to all events occurring prior to the consummation of the merger to the fullest extent permitted under Tennessee law and the certificate of incorporation and bylaws of Murfreesboro Bancorp and Bank of Murfreesboro. In addition, Murfreesboro Bancorp shall purchase extended directors' and officers' insurance coverage for the directors and officers of Murfreesboro Bancorp and Bank of Murfreesboro for a period of five (5) years following the merger effective date, provided however, that First South may substitute insurance policies for those purchased by Murfreesboro Bancorp that have coverage terms which are not materially less favorable than the current policy.

You Have Dissenters' Rights of Appraisal

         Under Chapter 48-23 of Tennessee Business Corporation Code, if you do not wish to accept the cash payment provided for in the merger agreement, you have the right to dissent from the merger and to demand fair value for shares, with fair value to be determined between you and Murfreesboro Bancorp, or by a judicial determination. Shareholders electing to exercise dissenters' rights must comply strictly with the provisions of Chapter 48-23 of the Tennessee Business Corporation Code ("Chapter 48-23") to perfect their rights. A copy of Chapter 48-23 is attached to this proxy statement as Appendix C.

         The following is intended as a brief summary of the material provisions of the Tennessee statutory procedures required to dissent from the merger and perfect a shareholder's dissenters' rights. This summary, however, is not a complete statement of all applicable requirements.

         If a proposed corporate action creating dissenters' rights under Chapter 48-23 is submitted to a vote at a shareholders' meeting, the proxy materials which give notice of the meeting of shareholders must state that shareholders will be able to assert dissenters' rights provided the shareholders meet the requirements of Chapter 48-23. A copy of Chapter 48-23 must also be included in such notice. This proxy statement constitutes our notice to you of the availability of dissenters' rights in connection with the approval of the merger at the special meeting of shareholders. If you wish to consider exercising your dissenters' rights you should carefully review the text of Chapter 48-23 contained in Appendix C because failure to timely and properly comply with the requirements of Chapter 48-23 will result in the loss of your dissenters' rights under Tennessee law.

         If you elect to demand appraisal of your shares, you must satisfy all of the following conditions:

         You must deliver to us a written demand for appraisal of your shares before the shareholder vote approving the merger agreement. This written demand for appraisal must be in addition to and separate from any proxy or vote against or abstaining from the merger agreement. Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal within the meaning of Chapter 48-23.

         You must not vote in favor of the merger agreement. An abstention, a vote against or failure to vote will satisfy this requirement, but a vote in favor of the merger agreement, by proxy or in person, will constitute a waiver of your dissenters' rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

         You must continuously hold your shares of Murfreesboro Bancorp common stock through the merger effective date.

         If you fail to comply with all of these conditions and the merger is completed, you will be entitled to receive the cash payment for any shares of Murfreesboro Bancorp common stock you hold as of the merger effective date as provided for in the merger agreement but you will have no dissenters' rights of appraisal for your shares of Murfreesboro Bancorp common stock.

         All demands for appraisal should be addressed to the Corporate Secretary, Murfreesboro Bancorp, 615 Memorial Boulevard, Murfreesboro, Tennessee, 37129, before the vote on the merger agreement is taken at the special meeting of shareholders, and should be executed by, or on behalf of, the record holder of the shares of Murfreesboro Bancorp common stock. The demand must reasonably inform us of the identity of the shareholder and the intention of the shareholder to demand appraisal of his or her shares.

         To be effective, a demand for appraisal by a holder of our common stock must be made by or in the name of such registered shareholder, fully and correctly, as the shareholder's name appears on his or her stock certificate(s) and cannot be made by the beneficial owner if he or she does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of such shares.

         If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in such capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one of two or more joint owners, may execute the demand for appraisal for a shareholder of record. However, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

         If you hold your shares of Murfreesboro Bancorp common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or such other nominee to determine the appropriate procedures for the making of a demand for appraisal by such nominee.

         Within ten days after the merger agreement is authorized at the special meeting of shareholders or the merger effective date, whichever is first to occur, either First South or Murfreesboro Bancorp must give written notice to each shareholder of Murfreesboro Bancorp who has properly filed a written demand for appraisal and who did not vote in favor of the merger agreement. The notice sent to dissenting shareholders must have instructions stating where demand for payment for shares should be sent, where share certificates should be sent and the deadline for receiving the demand for payment and all share certificates. Murfreesboro Bancorp shall set a deadline for receipt of all required materials from shareholders that is no less than one month and no more than two months following the date such notice is delivered to dissenting shareholders. The notice also shall contain a form that shareholders must use to demand payment, which shall include the date of the first announcement of the merger to the news media, which occurred on December 11, 2002, and require dissenting shareholders to certify that the shareholder owned the shares before that date. Once the dissenting shareholders have received notice the shareholder must submit to Murfreesboro Bancorp a demand for payment on the form provided by Murfreesboro Bancorp, state whether the shareholder received beneficial ownership of the shares prior to the date set and deposit all share certificates with Murfreesboro Bancorp in accordance with the notice. Dissenting shareholders shall retain all rights as shareholders until their rights are cancelled due to the consummation of the merger.

         Once the merger is completed Murfreesboro Bancorp may pay to the shareholders the amount we believe to be fair value for the shares plus accrued interest. Such payment will be accompanied by our balance sheet as of a fiscal year that ended no more than 16 months before the date of payment, an income statement for the same year, a statement of changes in shareholders' equity for that year and the most recent interim financial statements. Dissenting shareholders may notify Murfreesboro Bancorp in writing of their own estimation of fair value for the shares and demand payment of that amount plus accrued interest if the shareholder believes that our payment is less than fair value, or if we fail to make a payment within two months of the date set for payment under the notice to dissenting shareholders.

         If we and any dissenting shareholders do not agree on the fair value of the shares, we will commence a judicial proceeding within two months after receiving the demand for payment from a dissenting shareholder and petition the court to determine the fair value of the shares and accrued interest. If we do not commence the judicial proceeding within two months of the receipt of the demand for payment, we will pay to all dissenting shareholders the amount demanded. We will make all dissenting shareholders party to the judicial proceeding. The court will then, after a hearing, determine the fair value for the shares, plus interest, held by the dissenting shareholders and order us to make the appropriate payment to shareholders.

         In determining fair value, the court is required to take into account all relevant factors. You should be aware that the fair value of the shares as determined under Chapter 48-23 could be more, the same as or less than the value that you are entitled to receive pursuant to the merger agreement.

         The costs of the judicial proceeding shall be borne by us, except that the court may assess fees and expenses to dissenting shareholders if the court finds that the dissenting shareholders acted arbitrarily, vexatiously or not in good faith in demanding payment. Upon the application of a shareholder, the court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

         In view of the complexity of Chapter 48-23, all shareholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

Federal Income Tax Consequences of the Merger to You

         The exchange of your Murfreesboro Bancorp common stock for cash pursuant to the terms of the merger agreement will be a taxable transaction for Federal income tax purposes under the Internal Revenue Code of 1986, as amended, and may also be a taxable transaction under state, local and other tax laws. Similarly, any of our shareholders who exercise their dissenters' appraisal rights and receive cash in exchange for their shares of our common stock will recognize income for Federal tax purposes and may recognize income under state, local and other tax laws. Our shareholders will recognize gain or loss equal to the difference between the amount of cash received by the shareholder pursuant to the merger agreement and the tax basis in our common stock exchanged by such shareholder pursuant to the merger agreement. Gain or loss must be determined separately for each block of our common stock surrendered pursuant to the merger. For purposes of Federal tax law, a block consists of shares of our common stock acquired by the shareholder at the same time and price.

         Gain or loss recognized by the shareholder exchanging his or her common stock pursuant to the merger agreement or pursuant to the exercise of dissenters' rights will be capital gain or loss if such common stock is a capital asset in the hands of the shareholder. If the common stock has been held for more than one year, the gain or loss will be treated as long term capital gain or loss.

         Neither First South nor us has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to our shareholders resulting from the merger, and no opinion of counsel has been or will be rendered to our shareholders with respect to any of the tax effects of the merger to our shareholders.

         The Federal income tax discussion set forth above is based upon current law and is intended for general information only. You are urged to consult your tax advisor concerning the specific tax consequences of the merger to you, including the applicability and effect of state, local or other tax laws and of any proposed changes in those tax laws and the Internal Revenue Code.

Accounting Treatment of the Merger

         The merger will be accounted for under the purchase method of accounting. Under this method of accounting, First South and Murfreesboro Bancorp will be treated as one company as of the date of the merger, and First South will record the fair market value of our assets less liabilities on its consolidated financial statements. Similarly, FirstBank and Bank of Murfreesboro will be treated as a single wholly owned subsidiary of First South as of the date of the merger. Acquisition costs in excess of the fair values of the net assets acquired, if any, will be recorded as an intangible asset. The reported consolidated income of First South, including earnings attributable to FirstBank, will include our operations after the completion of the merger.

                               RELATED AGREEMENTS


Voting Agreement

         As an inducement for First South to enter into the merger agreement, our directors entered into a voting agreement with First South. Pursuant to the voting agreement, our directors, in their capacity as shareholders, have agreed to vote all of their shares of Murfreesboro Bancorp common stock beneficially owned and over which they possess voting power in favor of the merger agreement. Notwithstanding the voting agreement, our board of directors may, pursuant to their fiduciary duties withdraw their recommendation in favor of the merger agreement or may enter a definitive acquisition agreement with another acquirer if, after consulting with legal counsel, the board of directors determines that it has received a superior proposal as discussed earlier in this proxy statement in the section entitled "The Merger - Termination of the Merger Agreement."

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following individuals hold 5% or more of the outstanding voting common stock of Murfreesboro Bancorp. No other individual's hold 5% or more of the outstanding voting common stock of Murfreesboro Bancorp as of ___________, 2003.

  Name and Address                   Amount and Nature
of Beneficial Owner                Beneficial Ownership      Percent of Class(1)
-------------------                --------------------      -------------------

William E. Rowland                   ___________(2)                       %
1110 Virginia Avenue
Murfreesboro, Tennessee 37130

Joseph M. Swanson                    ___________(3)                       %
100 East Vine Street - Suite 1500
Murfreesboro, Tennessee 37130
__________________________
(1) As of ____________, 2003 there are [907,609] shares of outstanding voting common stock of Murfreesboro Bancorp.
(2) Includes [40,000] shares held as trustee for two sons' trusts, stock options for [12,000] shares that expire on April 28, 2008 and [64,088] shares from conversion of debentures held in individual retirement account and as trustee for sons' trusts.
(3) Includes [500] shares held jointly with daughter, stock options for [3,000] shares that expire April 28, 2008, stock options for [1,000] shares that expire May 15, 2011 and [52,800] shares from conversion of debentures.

         The following table shows the beneficial ownership of all directors and executive officers of Murfreesboro Bancorp individually and as a group as of ______________, 2003.


  Name and Address                                                       Amount and Nature of        Percent of
 of Beneficial Owner                        Position                     Beneficial Ownership         Class(1)
--------------------                        --------                    ---------------------        -----------

William E. Rowland                     President, Chief Executive          ____________(2)                %
1110 Virginia Avenue                   Officer and Director
Murfreesboro, Tennessee 37130

Joyce Ewell                            Executive Vice President and        ____________(3)                %
2807 Bowers Lane                       Director
Murfreesboro, Tennessee 37129

Melvin R. Adams                        Director                            ____________(4)                %
805 South Church Street
Murfreesboro, Tennessee 37130

Thomas E. Batey                        Director                            ____________(5)                %
2802 East Main Street
Murfreesboro, Tennessee 37130

Sam B. Coleman, Jr.                    Director                            ____________(6)                %
138 Laurel Hill Drive
Smyrna, Tennessee 37167

John Stanley Hooper                    Director                            ____________(7)                %
3331 Siegel Lane
Murfreesboro, Tennessee 37129

William H. Sloan                       Director                            ____________(8)                %
2523 Morgan Road
Murfreesboro, Tennessee 37129

Joseph M. Swanson                      Director                            ____________(9)                %
100 East Vine Street-- Suite 1500
Murfreesboro, Tennessee 37130

Olin O. Williams, M.D.                  Director                            ____________(10)               %
2007 Riverview Drive
Murfreesboro, Tennessee 37129

William L. Webb                         Senior Vice President and           ____________(11)               %
1438 Amberwood Circle                   Chief Financial Officer
Murfreesboro, Tennessee 37128

All  directors  and officers as a                                           ____________(12)               %
group

__________________________
(1) As of _____________, 2003 there were [907,609] shares of outstanding voting common stock of Murfreesboro Bancorp.
(2) Includes [40,000] shares held as trustee for two sons' trusts, options for [12,000] shares that expire on April 28, 2008 and [64,088] shares from conversion of debentures held in individual retirement account and as trustee for sons' trusts.
(3) Includes [33] shares held as trustee for a minor, stock options for [5,600] shares that expire on April 28, 2008 and [13,049] shares from conversion of debentures held individually, in individual retirement account and as custodian for a minor.
(4) Includes stock options for [3,000] shares that expire April 28, 2008, stock options for [1,000] shares that expire May 15, 2011 and [8,000] shares from conversion of debentures.
(5) Includes [250] shares held by wife, stock options for [3,000] shares that expire April 28, 2008, stock options for [1,000] shares that expire May 15, 2011 and [2,795] from conversion of debentures.
(6) Includes stock options for [4,000] shares that expire December 11, 2001 and [57] shares from conversion of debentures.
(7) Includes [500] shares as custodian for minors, stock options for [3,000] shares that expire April 28, 2008, stock options for [1,000] shares that expire May 15, 2011 and [4,954] shares from conversion of debentures held jointly with wife, in individual retirement account, in wife's individual retirement account and as custodian for minors.
(8) Includes [5,000] shares held by wife, stock options for [3,000] shares that expire April 28, 2008, stock options for [1,000] shares that expire May 15, 2011 and [4,000] shares from conversion of debentures held individually and by wife.
(9) Includes [500] shares held jointly with daughter, stock options for [3,000] shares that expire April 28, 2008, stock options for [1,000] shares that expire May 15, 2011 and [52,800] shares from conversion of debentures.
(10) Includes [400] shares held as custodian for minors, stock options for [3,000] shares that expire April 28, 2008, stock options for [1,000] shares that expire May 15, 2011 and [8,795] shares from conversion of debentures held individually and as custodian for minors.
(11) Includes [200] shares as custodian for minor children, stock options for [3,000] shares that expire on April 28, 2008 and [60] shares from conversion of debentures held as custodian for minor children.
(12) Includes all shares listed in notes (2) through (12) above.

         At ____________________, 2003, there were no family relationships among directors and officers. With the exception of Dr. Williams and Mr. Swanson, none of the directors of Murfreesboro Bancorp serve as directors of any other company which has a class of securities registered under the Securities Exchange Act of 1934 or any other bank holding company, bank, savings and loan association or credit union. Dr. Williams is a director of National HealthCare Corp. and National HealthRealty, Inc., and Mr. Swanson is a director of National HealthRealty, Inc. Further, no director or executive officer has been involved in any legal proceedings including bankruptcy, criminal proceedings or injunction from involvement with any business, banking or securities activities.

Future Shareholder Proposals

         We expect to consummate the merger prior to the next regularly scheduled annual meeting of shareholders, in which case the annual meeting of shareholders will not be convened. If, however, the merger is not consummated prior to the next regularly scheduled annual meeting of shareholders, any proposal that a shareholder wishes to have included in our proxy materials for the next annual meeting of shareholders must have been received at our main office located at 615 Memorial Boulevard, Murfreesboro, Tennessee, 37129,
Attention: Debbie Ferrell, Corporate Secretary, by November 23, 2002. The shareholder's notice must include certain information as specified in our bylaws and the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Nothing in this paragraph shall be deemed to require us to include in our proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. In addition, all shareholder proposals must comply with Tennessee law.

Other Matters

         Each proxy solicited also confers discretionary authority on our Board of Directors to vote the proxy with respect to matters incident to the conduct of the special meeting of shareholders and upon such other matters as may properly come before the special meeting of shareholders. Our Board of Directors is not aware of any business to come before the special meeting of shareholders other than those matters described above in this proxy statement. However, if any other matter should properly come before the special meeting of shareholders, it is intended that proxy holders will act in accordance with their best judgment.

                                   Appendix A
                          Agreement and Plan of Merger

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of the 11th day of December, 2002 (the "Plan" or the "Agreement") by and among FIRST SOUTH BANCORP, INC. ("First South"), FIRST BANK ("First Bank"), the BANK OF MURFREESBORO ("BOM") and MURFREESBORO BANCORP, INC. ("MBI"). References to the "parties" or a "party" to this Agreement shall include First South and First Bank on the one hand, and MBI and BOM on the other.

                                    RECITALS:

         A. First South. First South has been duly incorporated and is an existing corporation in good standing under the laws of Tennessee, with its principal executive offices located in Lexington, Tennessee. First South has one
(1) wholly owned banking subsidiary (a "Subsidiary"), First Bank and other direct or indirect non-banking Subsidiaries as of the date hereof. Each
Subsidiary that is a depository institution is an "insured institution" as defined in the Federal Deposit Insurance Act and the applicable regulations thereunder, and the deposits in each such insured institution are insured by the Federal Deposit Insurance Corporation.

         B. MBI. MBI has been duly incorporated and is an existing corporation in good standing under the laws of Tennessee, with its principal executive offices located in Murfreesboro, Tennessee. As of the date hereof, MBI had 5,000,000 authorized shares of common stock, par value $5.00 per share ("MBI Common Stock"), of which 907,609 shares are outstanding as of the date hereof, and $3,000,000 face amount of Floating Rate Convertible Subordinated Debentures, due August 31, 2011, which are convertible into shares of MBI Common Stock at a conversion rate of $12.50 per share (each a "Debenture" and collectively, the "Debentures"). All of the issued and outstanding shares of MBI Common Stock are duly and validly issued and outstanding, are fully paid and nonassessable and have no preemptive rights. Assuming the conversion of the Debentures and the issuance of all shares upon the exercise of outstanding options, there would be 1,262,359 shares of common stock issued and outstanding. MBI has one wholly owned banking Subsidiary, BOM. BOM also engages in investment services and mortgage origination activities through two Subsidiaries. BOM is an "insured institution" as defined in the Federal Deposit Insurance Act and the applicable regulations thereunder, and the deposits in such institution are insured by the Federal Deposit Insurance Corporation.

         C. Rights, Etc. MBI has no shares of its capital stock reserved for issuance, any outstanding option, call or commitment relating to shares of its capital stock or any outstanding securities, obligations or agreements convertible into or exchangeable for, or giving any person any right (other than, in the case of MBI, preemptive rights) to subscribe for or acquire from it, any shares of its capital stock except as described in filings made with the Securities and Exchange Commission ("SEC") by MBI ("Public Filings") or except as otherwise disclosed in the disclosure schedule referred to in Article III below.

         D. Board Approvals. The respective Boards of Directors of First South and First Bank and MBI and BOM have unanimously approved and adopted the Plan and the transactions related thereto and have duly authorized its execution. In the case of MBI, the Board of Directors has also approved the Plan and the transactions related thereto as the sole shareholder of BOM, and has unanimously voted to recommend to its stockholders that the Plan and the transactions related thereto be approved.

         In consideration of their mutual promises and obligations hereunder, and intending to be legally bound hereby, First South, First Bank, BOM and MBI adopt the Plan and prescribe the terms and conditions hereof and the manner and basis of carrying it into effect, which shall be as follows:

                                  I. THE MERGER

         (A)  Structure  of the  Merger.  On the  Effective  Date (as defined in
Article VIII), MBI will merge (the "Merger") with and into First South, with First South being the surviving corporation (the "Surviving Corporation") under the name First South Bancorp, Inc. pursuant to the applicable provisions of the Tennessee Business Corporation Code (the "Tennessee Act"). On the Effective Date, the charter and bylaws of the Surviving Corporation shall be the charter and bylaws of First South in effect immediately prior to the Effective Date.

         (B) Effect on Outstanding Shares. By virtue of the Merger, automatically and without any action on the part of the holder thereof, each share of MBI Common Stock issued and outstanding on the Effective Date (including MBI Common Stock to be issued as a result of the conversion of the Debentures in accordance with Section 4 thereof) shall be converted into the right to receive cash in the amount of $21.25 (the "Purchase Price"). As of the Effective Date, each share of MBI Common Stock held as treasury stock of MBI shall be canceled, retired and cease to exist, and no payment shall be made in respect thereof.

         All of the shares of capital stock of First South issued and outstanding immediately prior to the Effective Date shall remain outstanding and unchanged after the Merger.

         (C) Procedures. Certificates which represent shares of MBI Common Stock that are outstanding on the Effective Date (each, a "Certificate") and are exchanged for the Purchase Price pursuant to the Plan shall be exchangeable by the holders thereof in the manner provided in the transmittal materials described below.

         On or prior to the Effective Date, First South shall, pursuant to an escrow agreement to be entered into by and between First South and First Bank which escrow agreement shall be mutually acceptable to First South and MBI (the "Escrow Agreement"), deposit or cause to be deposited, in an escrow account, an amount of cash equal to the aggregate Purchase Price that MBI stockholders shall be entitled to receive on the Effective Date pursuant to Paragraph I(b) hereof. Within five (5) business days of the Effective Date, First South shall deliver a letter of transmittal to each holder of MBI Common Stock with instructions for exchanging the Certificates for the Purchase Price. Upon surrender of a Certificate, duly endorsed as First South may require, the holder of such Certificate shall be entitled to receive in exchange therefor the consideration set forth in Paragraph I(B), hereof and such Certificate shall forthwith be canceled. After the Effective Date, there shall be no transfers on the stock transfer books of MBI of shares of MBI Common Stock which were issued and outstanding on the Effective Date and converted pursuant to the provisions of the Plan. If after the Effective Date Certificates are presented for transfer to MBI, MBI shall forward the Certificates to First South where the Certificates will be canceled and exchanged in accordance with the procedures set forth in this Paragraph. In the case of any lost, mislaid, stolen or destroyed Certificate, the holder thereof may be required, as a condition precedent to the delivery to such holder of the consideration described in Paragraph I(B) hereof, to deliver to First South a bond in such sum as specified in the Escrow Agreement as indemnity against any claim that may be made against the parties with respect to the Certificate alleged to have been lost, mislaid, stolen or destroyed.

         After the Effective Date, holders of MBI Common Stock shall cease to be, and shall have no rights as, stockholders of MBI, other than to receive the Purchase Price.

         Notwithstanding the foregoing, neither First South nor MBI nor any other person shall be liable to any former holder of shares of MBI Common Stock for any amounts paid or property delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

         (D) Options. At the Effective Date, each option granted by MBI to purchase shares of MBI Common Stock (an "MBI Option"), as disclosed in Schedule I(D) of the MBI Disclosure Schedule (which shall set forth the name of each option holder, the grant date, the vesting date, and the number of shares and the exercise price of each option), which is issued and outstanding, whether or not such option is exercisable on the Effective Date, shall, by reason of the Merger, cease to be outstanding and each holder of an MBI Option shall receive from MBI or First South, on the Effective Date, a cash payment in an amount equal to (i) the difference (if a positive number) between (A) the Purchase Price and (B) the exercise price of each such MBI Option multiplied by (ii) the number of shares of MBI Common Stock subject to the MBI Option.

         (E) Debentures. On or prior to the Effective Date, each outstanding Debenture, as disclosed in Schedule I(E) of the MBI Disclosure Schedule, shall be converted into a number of shares of MBI Common Stock equal to the face amount of the Debenture plus any accrued but unpaid interest, divided by the $12.50 per share conversion price, as provided in Section 4 of the Debentures, and as of the Effective Date, shall thereafter be converted into the right to receive the Purchase Price in accordance with Paragraph I(B) hereof. MBI shall take such steps as necessary or appropriate to accomplish the conversion of the Debentures as provided in Section 4 thereof.

         (F) Dissenters' Rights. Notwithstanding anything in this Agreement to the contrary, and only to the extent required by Section 48-23-101 et seq. of the Tennessee Act, shares of MBI Common Stock which are outstanding immediately prior to the Effective Date and which are held by shareholders who shall not have voted in favor of the Plan and the transactions related thereto and who shall have delivered a written demand for appraisal of such shares of MBI Common Stock (collectively, the "Dissenting Shares") in the manner provided by the Tennessee Act shall not be entitled to receive the Purchase Price, but the holders of the Dissenting Shares shall be entitled to the appraised value of such shares in accordance with the Tennessee Act; provided, however, that (1) if any holder of Dissenting Shares shall subsequently deliver a written withdrawal of his or her demand for appraisal of such shares; (2) if any holder fails to establish his or her entitlement to appraisal rights as provided in the Tennessee Act; or (3) if any holder of Dissenting Shares has not filed a petition demanding a determination of the value of the Dissenting Shares within the time provided in the Tennessee Act, such holder(s) shall forfeit the right to appraisal of such shares and such shares shall thereupon be deemed to have been exchangeable for, as of the Effective
Date,  the right to receive the Purchase  Price solely in  accordance  with this
Article I. MBI shall give First South prompt written notice of any demand received from holders of Dissenting Shares, and First South shall have the right to participate in all negotiations and proceedings with respect to such dissent. MBI shall not purport to make any determination of fair value, make any payment with respect to or settle any matter arising out of a dissent.

         (G) The Bank Merger. Pursuant to the laws of the United States of America and the State of Tennessee, as applicable, and subject to the terms and conditions of this Agreement, BOM shall be merged with and into First Bank, which shall be the surviving bank, immediately after the completion of the Merger.

                  (1) Effect of the Bank Merger. On the Effective Date, BOM shall be merged with and into First Bank in the manner and with the effect provided by the laws of the United States of America and the State of Tennessee, if applicable, and the separate legal, existence of BOM shall cease except to the extent provided by the laws of the United States of America or Tennessee in the case of a bank after its merger into another bank, and thereupon BOM and First Bank (sometimes referred to as the "Merging Banks") shall be a single bank. First Bank as the surviving bank, shall thereupon and thereafter possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all of the restrictions, disabilities and duties of the Merging Banks; and all of the rights, privileges, powers, liabilities and franchises of the Merging Banks on whatever account, subscriptions for shares and all other things in action or belonging to the Merging Banks shall be taken and deemed to be vested in First Bank without further act or deed.

         The outstanding shares of capital stock of BOM shall be converted on the basis, terms and conditions described below.

                           (a) Articles of Association and Bylaws.  The Articles
                  of Association and Bylaws of First Bank in effect immediately prior to the Bank Merger shall govern First Bank after the Bank Merger without amendment.

                           (b) Directors. The directors of First Bank immediately following the Bank Merger shall be those directors of First Bank immediately prior to the Bank Merger without change.

                  (2) Conversion of Shares. At the effective time of the Bank Merger, each share of First Bank capital stock outstanding immediately prior to the Bank Merger shall retain all of its present rights and privileges and shall be unchanged as the result of the Bank Merger. At the effective time of the Bank Merger, all of the issued and outstanding shares of BOM capital stock (all of which are held by MBI) shall be canceled.

                           II. ACTIONS PENDING MERGER

         (A) MBI covenants to First South that MBI and its Subsidiaries shall conduct their business only in the ordinary course and shall not, without the prior written consent of First South: (1) issue any options to purchase capital stock or issue any shares of capital stock, other than shares of MBI Common Stock issued in connection with the exercise of currently outstanding options to purchase shares of MBI Common Stock and the conversion of the Debentures; (2) declare, set aside, or pay any dividend or distribution with respect to the capital stock of MBI except that MBI may continue to pay interest on the Debentures; (3) directly or indirectly redeem, purchase or otherwise acquire any capital stock of MBI or its Subsidiaries; (4) effect a split or reclassification of the capital stock of MBI or its Subsidiaries or a recapitalization of MBI or its Subsidiaries; (5) amend the charter or by-laws of MBI or any of its Subsidiaries; (6) grant any increase in the salaries payable or to become payable by MBI or its Subsidiaries to any employee except as set forth on
Schedule II(A)(6) of the MBI Disclosure Schedule; (7) make any change in any bonus, group insurance, pension, profit sharing, deferred compensation, or other benefit plan, payment or arrangement made to, for or with respect to any employees or directors of MBI or its Subsidiaries except as set forth on
Schedule II(A)(7) of the MBI Disclosure Schedule or to the extent such changes are required by applicable laws or regulations; (8) enter into, terminate, modify or amend any contract, lease or other agreement with any officer or director of MBI or its Subsidiaries or any "associate" of any such officer or director, as such term is defined in Regulation 14A under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), other than in the ordinary course of their banking business; (9) incur or assume any liabilities, other than in the ordinary course of their business; (10) dispose of any of their assets or properties, other than in the ordinary course of their business;
(11) solicit, encourage or authorize any individual, corporation or other entity, including its directors, officers and other employees, to solicit from any third party any inquiries or proposals relating to the disposition of its business or assets, or the acquisition of its voting securities, or the merger of it or its Subsidiaries with any corporation or other entity other than as provided by this Agreement, or subject to the fiduciary obligations of its Board of Directors, provide any individual, corporation or other entity with information or assistance or negotiate with any individual, corporation or other entity in furtherance of such inquiries or to obtain such a proposal (and MBI shall promptly notify First South of all of the relevant details relating to all inquiries and proposals which it may receive relating to any of such matters);
(12) take any other action or permit its Subsidiaries to take any action not in the ordinary course of business of it and its Subsidiaries; or (13) directly or indirectly agree to take any of the foregoing actions.

         (B) First South covenants to MBI that without the prior written consent of MBI, which consent will not be unreasonably withheld, First South will not take any action that would: (a) adversely affect the ability of First South to obtain any necessary approvals of regulatory authorities required for the transactions contemplated hereby; or (b) adversely affect its ability to perform its covenants and agreements under this Plan.

                   III. REPRESENTATIONS AND WARRANTIES OF MBI

         MBI and BOM represent and warrant to First South and First Bank that the statements contained in this Article III are correct and complete as of the date of this Agreement except as set forth in the MBI Disclosure Schedules delivered by MBI to First South on or prior to the date hereof. MBI and BOM have made a good faith effort to ensure that the disclosure on each schedule of the MBI Disclosure Schedules corresponds to the section reference herein. However, for purposes of the MBI Disclosure Schedules, any item disclosed on any schedule is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

         (A) the representations set forth in Recitals B through D of the Plan with respect to MBI and BOM are true and correct and constitute representations and warranties for the purpose of Article VI, hereof;

         (B) the outstanding shares of capital stock of MBI and its Subsidiaries are duly authorized, validly issued and outstanding, fully paid and non-assessable, and subject to no preemptive rights of current or past shareholders;

         (C) each of MBI and its Subsidiaries has the power and authority, and is duly qualified in all jurisdictions (except for such qualifications the absence of which will not as a whole have an adverse effect on the business, results of operations or financial condition of it or its Subsidiaries which is material to it and its Subsidiaries, taken as a whole ("Material Adverse Effect") provided that "Material Adverse Effect" shall not be deemed to include:
(1) the impact of changes in banking or similar laws of general applicability or interpretations thereof by courts or governmental authorities; (2) changes in generally accepted accounting principles applicable to banks and their holding companies; or (3) any impact of actions taken by MBI or BOM as required by this Agreement or at the request of First South in connection with the Merger or the Bank Merger) where such qualification is required to carry on its business as it is now being conducted, to own all its material properties and assets, and has all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted, except for such authorizations the absence of which, either individually or in the aggregate, would not have a Material Adverse Effect;

         (D) all shares of capital stock of each of MBI's Subsidiaries are owned by MBI free and clear of all liens, claims, encumbrances and restrictions on transfer;

         (E) subject to the receipt of shareholder approval of this Plan, the Plan has been authorized by all necessary corporate action of MBI and BOM and, subject to receipt of such approval of shareholders and required regulatory approvals, is a legal, valid and binding agreement of MBI and BOM enforceable against MBI and BOM in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles involving specific performance or injunctive relief;

         (F) the execution, delivery and performance of the Plan by MBI and BOM does not, and the consummation of the transactions contemplated hereby by MBI and BOM will not, constitute: (1) a breach or violation of, or a default under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of MBI or its Subsidiaries or to which MBI or its Subsidiaries (or any of their respective properties) is subject which breach, violation or default would have a Material Adverse Effect, or enable any person to enjoin any of the transactions contemplated hereby; or (2) a breach or violation of, or a default under, the charter or by-laws of MBI or any of its Subsidiaries; and the consummation of the transactions contemplated hereby will not require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the consent or approval of any other party to any such agreement, indenture or instrument, other than the required approvals of applicable Regulatory Authorities and the approval of the shareholders of MBI, both of which are referred to in Paragraph
(A) of Article VI and any consents and approvals the absence of which will not have a Material Adverse Effect;

         (G) since December 31, 2001, MBI has filed all forms, reports and documents with the SEC required to be filed by MBI pursuant to the federal securities laws and SEC rules and regulations thereunder (the "SEC Reports") each of which complied as to form, at the time such form, report or document was filed, in all material respects with the applicable requirement of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the applicable rules and regulations thereunder. As of their respective dates, none of the SEC Reports, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each of the balance sheets in or incorporated by reference into the SEC Reports (including the related notes and schedules) fairly presents the financial position of the entity or entities to which it relates as of its date and each of the statements of operations and retained earnings and of cash flows and changes in financial position or equivalent statements in or incorporated by reference into the SEC Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings and cash flows and changes in financial position, as the case may be, of the entity or entities to which it relates for the periods set forth therein (subject, in the case of unaudited interim statements, to normal year-end audit adjustments that are not material in amount or effect), in each case in accordance with generally accepted accounting principles applicable to bank holding companies consistently applied during the periods involved, except as may be noted therein. MBI has no material obligations or liabilities (contingent or otherwise) except as disclosed in the SEC Reports. For purposes of this Paragraph, material shall have the meaning as defined under the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder;

         (H) MBI and BOM have no material liabilities or obligations secured or unsecured, whether accrued, absolute, contingent or otherwise, known or unknown, due or to become due, including, but not limited to tax liabilities, that should have been but are not reflected in or reserved against in its audited financial statements as of December 31, 2001 or disclosed in the notes thereto;

         (I) there has not been the occurrence of one or more events, conditions, actions or states of facts which, either individually or in the aggregate, have caused a Material Adverse Effect with respect to MBI or BOM since December 31, 2001;

         (J) all federal, state, local and foreign tax returns required to be filed by or on behalf of MBI or any of its Subsidiaries have been timely filed or requests for extensions have been timely filed and any such extension shall have been granted and not have expired; and all such returns filed are complete and accurate in all material respects. All taxes shown on returns filed by MBI have been paid in full or adequate provision has been made for any such taxes on MBI's balance sheet (in accordance with generally accepted accounting principles). As of the date of the Plan, there is no audit examination, deficiency, or refund litigation with respect to any taxes of MBI that could result in a determination that would have a Material Adverse Effect. All taxes, interest, additions, and penalties due with respect to completed and settled examinations or concluded litigation relating to MBI have been paid in full or adequate provision has been made for any such taxes on MBI's balance sheet (in accordance with generally accepted accounting principles, applied on a consistent basis). MBI has not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. Deferred taxes have been provided for in MBI's financial statements in accordance with generally accepted accounting principles applied on a consistent basis. MBI and BOM are in compliance with, and MBI's and BOM's records contain all information and documents (including properly completed IRS Forms W-9) necessary to comply with, all applicable information reporting and tax withholding requirements under federal, state, and local tax laws, and such records identify with specificity all accounts subject to backup withholding under Section 3406 of the Internal Revenue Code;

         (K) (1) no litigation, proceeding or controversy before any court or governmental agency is pending, and there is no pending claim, action or proceeding against MBI or any of its Subsidiaries, which could have a Material Adverse Effect or to prevent consummation of the transactions contemplated hereby, and, to MBI's knowledge, no such litigation, proceeding, controversy, claim or action has been threatened or is contemplated; and

             (2) neither MBI nor any of its Subsidiaries is subject to any agreement, memorandum of understanding, commitment letter, board resolution or similar arrangement with, or transmitted to, any regulatory authority materially restricting MBI's operations as conducted on the date hereof or requiring that certain actions be taken in the future;

         (L) neither MBI nor its Subsidiaries are in default in any material respect under any material contract (as defined in Item 601(b)(10)(i) and (ii) of Regulation S-K); and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default;

         (M) all "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), that cover any of MBI's or its Subsidiaries' employees, comply in all material respects with all applicable requirements of ERISA, the Internal Revenue Code of 1986 (as amended) (the "Code") and other applicable laws; neither MBI nor any of its Subsidiaries has engaged in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any such plan which is likely to result in any material penalties or taxes under Section 502(i) of ERISA or
Section 4975 of the Code; no material liability to the Pension Benefit Guaranty Corporation has been or is expected by MBI or its Subsidiaries to be incurred with respect to any such plan which is subject to Title IV of ERISA ("Pension Plan"), or with respect to any "single-employer plan" (as defined in Section 4001(a)(15) of ERISA) currently or formerly maintained by MBI, its Subsidiaries or any entity which is considered one employer with MBI under Section 4001 of ERISA or Section 414 of the Code; no Pension Plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA (whether or not waived) as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Pension Plan as of the end of the most recent plan year with respect to the respective Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Pension Plan as of the date hereof; to the knowledge of MBI, there are no pending or anticipated material claims against or otherwise involving any of MBI's employee benefit plans and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of activities of such plans) has been brought against or with respect to any such plan, except for any of the foregoing which would not have a Material Adverse Effect; no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any Pension Plan within the 12-month period ending on the date hereof; MBI and its Subsidiaries have not contributed to a "multi-employer plan", as defined in Section 3(37) of ERISA; and MBI and its Subsidiaries do not have any obligations for retiree health and life benefits under any benefit plan, contract or arrangement, except as required by Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA;

         (N) each of MBI and its Subsidiaries has good and marketable title to its respective properties and assets, tangible or intangible (other than property as to which it is lessee);

         (O) MBI knows of no reason why the regulatory approvals referred to in Paragraph (A)(2) of Article VI should not be obtained without the imposition of any condition of the type referred to in the proviso following such Paragraph
(A)(2);

         (P) MBI's reserve for possible loan and lease losses as shown in its audited financial statements as of December 31, 2001 was, and MBI's reserve for possible loan and lease losses as shown in all Quarterly Reports on Form 10-Q filed prior to the Effective Date will be, adequate in all material respects under generally accepted accounting principles applicable to banks and bank holding companies;

         (Q) Each of MBI, BOM and each of their Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable to it, its properties, assets and deposits, its business, and its conduct of business and its relationship with its employees, including, without limitation, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act of 1977, the Home Mortgage Disclosure Act, and all other applicable fair lending laws and other laws relating to discriminatory business practices and neither MBI nor BOM has received any written notice to the contrary;

         (R) MBI and BOM hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their businesses under and, to their knowledge, have complied in all material respects with, applicable laws, statutes, orders, rules and regulations of any federal, state or local governmental authority relating to them including, but not limited to, the Tennessee Department of Banking and Finance, the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System (the "Board of Governors"), the SEC and the respective staffs thereof

("Regulatory Authority"), other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their businesses nor otherwise have a Material Adverse Effect on MBI or BOM. Neither MBI or BOM has received any notification or communication from any Regulatory Authority (i) asserting that MBI or BOM is not in compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to MBI or BOM; (iii) requiring or threatening to require MBI or BOM, or indicating that MBI or BOM may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement restricting or limiting, or purporting to restrict or limit, in any manner the operations of MBI or BOM; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of MBI or BOM, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither MBI nor BOM is a party to, nor has consented to any Regulatory Agreement. The most recent regulatory rating given to BOM as to compliance with the CRA is satisfactory or better;

         (S) No consents, waivers or approvals of, or filings or registrations with, any governmental authority having jurisdiction over MBI or BOM are necessary, and no consents, waivers or approvals of, or filings or registrations with, any other third parties are necessary, in connection with (a) the execution and delivery of this Agreement by MBI and BOM, and (b) the completion by MBI and BOM of the transactions described in this Agreement, except for the approval of any Regulatory Authority;

         (T) neither MBI nor any of its Subsidiaries is a party to, or is bound by, any collective bargaining agreement, contract, or other agreement or understanding with a labor union or labor organization, nor is MBI or any of its Subsidiaries the subject of a proceeding asserting that MBI or any such Subsidiary has committed an unfair labor practice or seeking to compel MBI or such Subsidiary to bargain with any labor organization as to wages and conditions of employment, nor is there any strike or other labor dispute involving MBI or any of its Subsidiaries pending or threatened, nor is MBI or any of its Subsidiaries aware or any solicitation or organizational activity involving any labor union, labor organization, bargaining agreement or contract;

         (U) other than services provided by The BankersBanc Capital Corporation, which has been retained by MBI and the arrangements with which, including fees, have been disclosed to First South prior to the date hereof, neither MBI nor any of its Subsidiaries, nor any of their respective officers, directors or employees, has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for MBI or any of its Subsidiaries, in connection with the Plan or the transactions contemplated hereby;

         (V) the information to be supplied by MBI for inclusion in the proxy statement to be filed with the SEC under the Exchange Act and distributed in connection with MBI's meeting of its shareholders to vote upon this Plan (as amended or supplemented from time to time, the "Proxy Statement") or in any application or other filing with any regulatory authority in connection with the

Plan or the transactions contemplated hereby, will not at the time such information is furnished, and in the case of the Proxy Statement at the time it is mailed and at the time of the meeting of stockholders contemplated under this Plan, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading;

         (W) for purposes of this section, the following terms shall have the indicated meaning:

         "Environmental Law" means any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any governmental entity relating to: (1) the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource); and/or (2) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances. The term Environmental Law includes without limitation: (1) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss. 9601, et seq; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss. 6901, et seq; the Clean Air Act, as amended, 42 U.S.C. ss. 7401, et seq; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss. 1251, et seq; the Toxic Substances Control Act, as amended, 15 U.S.C. ss. 9601, et seq; the Emergency Planning and Community Right to Know Act, 42 U.S.C. ss. 11001, et seq; the Safe Drinking Water Act, 42 U.S.C. ss. 300f, et seq; all accompanying federal regulations and all comparable state and local laws; and (2) any common law (including without limitation common law that may impose strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Substance.

         "Hazardous Substance" means any substance or waste presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any material containing any such substance as a component. Hazardous Substances include without limitation petroleum or any derivative or by-product thereof, asbestos, radioactive material, and polychlorinated biphenyls.

         "Loan Portfolio Properties and Other Properties Owned" means those properties owned or operated by MBI or any of its Subsidiaries, but shall not include any properties where the activities of MBI and any of its Subsidiaries are limited to operating Automatic Teller Machines on the premises of a third party.

         There are no actions, suits, demands, notices, claims, investigations or proceedings pending or, to the knowledge of MBI, threatened against MBI or its Subsidiaries relating to the Loan Portfolio Properties and Other Properties Owned by MBI or its Subsidiaries under any Environmental Law, including without limitation any notices, demand letters or requests for information from any federal or state environmental agency relating to any such liabilities under or violations of Environmental Law, nor, to the knowledge of MBI, are there any circumstances which could lead to such actions, suits, demands, notices, claims, investigations or proceedings; and

         (X) all securities issued by MBI (or any other person), or convertible into MBI Common Stock, except for those shares subject to dissenter's rights as defined in the Tennessee Act, shall as a result and upon consummation of the Merger, be subject to the Plan and exchangeable only for the Purchase Price.

                IV. REPRESENTATIONS AND WARRANTIES OF FIRST SOUTH

         First South represents and warrants to MBI that:

         (A) the representations set forth in Recitals A, C and D of the Plan with respect to First South and First Bank are true and correct and constitute representations and warranties for the purpose of Article VI, hereof;

         (B) the Plan has been authorized by all necessary corporate action of First South and First Bank and, subject to receipt of approval of the shareholders of MBI and required regulatory approvals, is a legal, valid and binding agreement of First South and First Bank enforceable against First South and First Bank in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles involving specific performance or injunctive relief;

         (C) the execution, delivery and performance of the Plan by First South and First Bank does not, and the consummation of the transactions contemplated hereby by First South and First Bank will not, constitute: (1) a breach or violation of, or a default under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of First South or First Bank or to which First South or First Bank is subject which breach, violation or default would have a Material Adverse Effect, or enable any person to enjoin any of the transactions contemplated hereby; or
(2) a breach or violation of, or a default under, the charter or by-laws of First South or First Bank; and the consummation of the transactions contemplated hereby will not require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the consent or approval of any other party to any such agreement, indenture or instrument, other than the required approvals of applicable Regulatory Authorities and the approval of the shareholders of MBI, both of which are referred to in Paragraph (A) of Article VI and any consents and approvals the absence of which will not have a Material Adverse Effect;

         (D) First South knows of no reason why the regulatory approvals referred to in Paragraph (A)(2) of Article VI should not be obtained without the imposition of any condition of the type referred to in the proviso following such Paragraph (A)(2);

         (E) First South and First Bank hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their businesses under and, to their knowledge, have complied in all material respects with, applicable laws, statutes, orders, rules and regulations of any federal, state or local governmental authority relating to them, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their businesses nor otherwise have a Material Adverse Effect on First South or First Bank. Neither First

South nor First Bank has received any notification or communication from any Regulatory Authority (i) asserting that First South or First Bank is not in compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to First South or First Bank; (iii) requiring or threatening to require First South or First Bank, or indicating that First South or First Bank may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement restricting or limiting, or purporting to restrict or limit, in any manner the operations of First South or First Bank; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of First South or First Bank, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither First South nor First Bank is a party to, nor has consented to any Regulatory Agreement. The most recent regulatory rating given to First Bank as to compliance with the CRA is satisfactory or better. ;

         (F) No consents, waivers or approvals of, or filings or registrations with, any governmental authority having jurisdiction over First South or First Bank are necessary, and no consents, waivers or approvals of, or filings or registrations with, any other third parties are necessary, in connection with
(a) the execution and delivery of this Agreement by First South and First Bank, and (b) the completion by First South and First Bank of the transactions described in this Agreement; except for the approval of any Regulatory Authority;

         (G) As of the date hereof, and the Effective Date, First South and First Bank will have funds that are sufficient, under all applicable legal and regulatory standards, and available to meet its obligations under this Agreement and to consummate in a timely manner the transactions contemplated hereby and thereby. Neither First South nor First Bank shall enter into any plan of reorganization or plan of merger with any party to form a new parent corporation of either entity without such party assuming all obligations of First South and First Bank under this Agreement; and

         (H) First South has made available to MBI copies of First South's financial statements for the preceding three (3) fiscal years (the "First South Financials"). The First South Financials have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered by such statements, and (including the related notes where applicable) fairly present the consolidated financial position, results of operations and cash flows of First South and the First South Subsidiaries as of and for the respective periods ending on the dates thereof, except as indicated in the notes thereto.

                                  V. COVENANTS

         (A)  MBI hereby covenants to First South, that:

             (1) MBI and/or BOM shall take or cause to be taken all action necessary or desirable under the Plan on their part as promptly as practicable, including the filing of all necessary applications, so as to permit the consummation of the transactions contemplated by the Plan and cooperate fully with First South to that end;

             (2) MBI shall: (1) take all steps necessary to duly call, give notice of, convene and hold a meeting of MBI's shareholders for the purpose of approving the Plan as soon as is reasonably practicable; (2) distribute to MBI's shareholders the Proxy Statement in accordance with applicable federal and state law and with its charter and by-laws; (3) recommend to its shareholders that they approve the Plan; and (4) support the Plan in all respects and fully cooperate and consult with First South with respect to each of the foregoing matters;

             (3) MBI will cooperate in the preparation and filing of the Proxy Statement in order to consummate the transactions contemplated by the Plan as soon as is reasonably practicable;

             (4) subject to MBI's disclosure obligations imposed by law, unless reviewed and agreed to by First South in advance, neither MBI not BOM will issue any press release or written statement for general circulation relating to the transactions contemplated hereby; provided however, that nothing in this Section
(4) shall be deemed to prohibit either party from making any disclosure which MBI's counsel deems necessary or advisable in order to satisfy such party's disclosure obligations imposed by law;

             (5) from and subsequent to the date hereof, MBI and BOM will: (1) give to First South and its counsel and accountants access to their premises and books and records during normal business hours for any reasonable purpose related to the transactions contemplated hereby; and (2) cooperate and instruct MBI's counsel and accountants to cooperate with First South and with First South's counsel and accountants with regard to the formulation and production of all necessary information, disclosures, financial statements, registration statements and regulatory filings with respect to the transactions encompassed by the Plan;

             (6) MBI shall notify First South as promptly as practicable of: (1) any breach of any of its or BOM's representations, warranties or agreements contained herein; (2) any occurrence, or impending occurrence, of any event or circumstance which could cause or constitute a material breach of any of the representations, warranties or agreements of it contained herein; and (3) any material adverse change in MBI's or BOM's financial condition, results of operations or business; and (4) MBI and BOM shall use their best efforts to prevent or remedy the same;

             (7) MBI and BOM shall cooperate and use their best efforts to assist First South in the prompt preparation and filing of all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, approvals and authorizations of all third parties and governmental bodies or agencies, including, submission of applications for approval of the Plan and the transactions contemplated hereby to the Board of Governors of the Federal Reserve System (the "Board of Governors") in accordance with the provisions of the Bank Holding Company Act of 1956, as amended (the "BHC Act"), the Tennessee Department of Banking and Finance ("Tennessee Department"), and to such other regulatory agencies as required by law, including without limitation, the Federal Deposit Insurance Corporation ("FDIC");

             (8) MBI shall promptly furnish First South with copies of all documents filed prior to the Effective Date with the SEC and all documents filed by it or any of its Subsidiaries with other governmental or regulatory agencies or bodies in connection with the Merger;

             (9) Neither MBI nor BOM will directly or indirectly take any action or omit to take any action to cause any of its representations and warranties made in this Plan to become untrue;

             (10) prior to the Effective Date, MBI and/or BOM will use its best efforts to take all steps required to exempt the transactions contemplated by this Agreement from any applicable state anti-takeover law or any restrictions contained in their charter or other organizational documents;

             (11) at the request of First South, MBI and BOM shall immediately prior to the Effective Date establish and take such reserves and accruals, as First South reasonably shall request to conform MBI's and BOM's loan, accrual, reserve and other accounting policies to the policies of First South or its Subsidiaries, provided, however, that MBI shall not be required to take such action unless First South agrees in writing that all conditions to closing set forth in Article VI have been satisfied or waived; prior to the delivery by First South of the writing referred to in the preceding clause, MBI shall provide First South a written statement, certified without personal liability by the chief executive officer of MBI and dated the date of such writing, that the representation made in Section III(P) hereof is true as of such date or, alternatively, setting forth in detail the circumstances that prevent such representation from being true as of such date; and no accrual or reserve made by MBI or any MBI Subsidiary pursuant to this subsection, or any litigation or regulatory proceeding arising out of any such accrual or reserve, shall constitute or be deemed to be a breach or violation of any representation, warranty, covenant, condition or other provision of this Agreement or to constitute a termination event within the meaning of Paragraph VII(A)(2) hereof.

             (12) From and after the date hereof until the termination of this Agreement, neither MBI, nor any MBI Subsidiary, nor any of their respective officers, directors, employees, representatives, agents or affiliates (including, without limitation, any investment banker, attorney or accountant retained by MBI or any of its Subsidiaries), will, directly or indirectly, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain an Acquisition Proposal or agree to or endorse any Acquisition Proposal, or authorize or permit any of its officers, directors, or employees or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by any of its subsidiaries to take any such action, and MBI shall notify First South orally (within one business day) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which it or any of its Subsidiaries or any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative may receive relating to any of such matters, provided, however, that nothing contained in this Paragraph A(12) shall prohibit the Board of Directors of MBI from (i) furnishing information to, or entering into discussions or negotiations with any person or entity that makes an unsolicited written, bona fide proposal to acquire MBI pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction, if, and only to the extent that, (a) the Board of Directors of MBI receives an opinion from its independent financial advisor that such proposal may be superior to the Merger and the Bank Merger from a financial point-of-view to MBI's stockholders,

(b) the Board of Directors of MBI, after consultation with and after considering the advice of independent legal counsel, determines in good faith that failure to take such action may cause the Board of Directors of MBI to breach its fiduciary duties to stockholders under applicable law (such proposal that satisfies (a) and (b) being referred to herein as a "Superior Proposal"); and
(c) MBI promptly notifies First South of such inquiries, proposals or offers received by, any such information requested from, or any such discussions or negotiations sought to be initiated or continued with MBI or any of its representatives indicating, in connection with such notice, the name of such person and the material terms and conditions of any inquiries, proposals or offers. For purposes of this Agreement, "Acquisition Proposal" shall mean any proposal or offer as to any of the following (other than the transactions contemplated hereunder) involving MBI or any of its subsidiaries: (i) any merger, consolidation, share exchange, business combination, or other similar transactions; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more of the assets of MBI, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 25% or more of the outstanding shares of capital stock of MBI or the filing of a registration statement under the Securities Act in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing;

             (13) MBI will, within 30 days after the date hereof, engage a firm satisfactory to First South to conduct: (a) a phase one environmental assessment of the banking facilities currently owned by MBI upon which MBI or any Subsidiary is conducting a banking business, which assessment shall meet the standards of ASTM E1527-97 and shall include at a minimum a site history, on-site inspection, asbestos report, evaluation of surrounding properties and soil tests in the event any underground storage tanks are discovered; and (b) a transaction screen that meets the standards of ASTM E 1528 for the properties that MBI or any Subsidiary leases, and in addition, MBI agrees to conduct a phase one assessment of the leased properties if, in First South's reasonable judgment, the transaction screen indicates potential environmental liabilities associated with the leased properties. Notwithstanding the foregoing, no assessment or transaction screen need be conducted on any properties where the activities of MBI and any of its Subsidiaries are limited to operating Automatic Teller Machines on the premises of a third party. First South has requested such inspection and testing in an effort to reasonably determine whether potential liabilities exist relating to Environmental Law. Delivery of the phase one assessments and transaction screens satisfactory to First South is an express condition precedent to the consummation of the Merger. Within 15 days after receipt of these reports, First South shall notify MBI in writing whether or not, in the reasonable judgment of First South, the results of such reports will have a Material Adverse Effect on MBI. For purposes of this Paragraph V(A)(13), the results of the reports shall not be considered to have a Material Adverse Effect on MBI unless they indicate cleanup expenses, or potential liabilities under the environment laws, in excess of $500,000 individually or in the aggregate. In the event that First South determines, in its reasonable judgment, that the results of such reports will have a Material Adverse Effect on MBI, such written notification shall include a statement by First South regarding whether or not it intends to terminate this Agreement based upon the results of such reports. The Parties agree that First South has given MBI good and valuable consideration for its agreement to obtain and pay the cost of such inspection and testing, and First South shall be entitled to rely on same; and

             (14) prior to the Effective Date, MBI shall purchase for, and on behalf of, its current and former officers and directors, extended coverage under the current directors' and officers' liability insurance policy maintained by MBI to provide for continued coverage of such insurance for a period of five
(5) years following the Effective Date with respect to matters occurring on or prior to the Effective Date. In the alternative, First South may provide evidence, satisfactory to MBI, that provision has been made for coverage of MBI's current and former officers and directors under directors' and officers' insurance policies maintained by First South with respect to matters occurring in their capacity as an officer or director of MBI on or prior to the Effective Date which coverage shall be no less favorable, in terms of the scope of coverage and coverage amount, than MBI's current directors' and officers' policies.

         (B) First South hereby covenants to MBI, that:

             (1) First South hereby agrees to provide indemnification on the following terms in connection with the Merger and the Bank Merger:

                  (a) First South, subject to the conditions set forth in Paragraph (B)(1)(b) below, for a period of six (6) years after the Effective Date, shall indemnify, defend and hold harmless each person entitled to indemnification from MBI and its Subsidiaries (each, an "Indemnified Party") against all liabilities arising out of actions or omissions occurring at or prior to the Effective Date (including the transactions contemplated by this Agreement) to the fullest extent permitted under Tennessee law and by MBI's and its Subsidiaries'
         charters and/or by-laws as in effect on the date hereof, including provisions relating to advances of expenses incurred in the defense of any litigation. Without limiting the foregoing, in any case in which approval by First South is required to effectuate any indemnification, First South shall direct, at the election of the Indemnified Party, that the determination of any such approval shall be made by independent counsel mutually agreed upon between First South and the Indemnified Party;

                  (b) Any Indemnified Party wishing to claim indemnification under Paragraph (B)(1) upon learning of any such liability or litigation, shall promptly notify First South thereof. In the event of any such litigation (whether arising before or after the Effective
         Date), (a) First South shall have the right to assume the defense thereof, and First South shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if First South elects not to assume such defense or counsel for the Indemnified Parties advises that there are substantive issues which raise conflicts of interest between First South and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and First South shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, that First South shall be obligated pursuant to this Paragraph (B)(1)(b) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction, (b) the Indemnified Parties will cooperate in the defense of any such litigation, and (c) First South shall not be liable for any settlement effected without its prior written consent; and provided further, that First South shall not have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law;

             (2) at or before the Effective Date, First South shall enter into an employment agreement with William Rowland and with Joyce Ewell in the form attached to Schedule V(B)(2) of the MBI Disclosure Schedules, and shall make change in control payments as described in Schedule V(B)(2);

             (3) At and following the Effective Date, First South and First Bank shall honor, and First South and First Bank shall continue to be obligated to perform, in accordance with their terms, the employment, severance, split-dollar and revenue neutral plans, arrangements and policies of the Company which are listed on Schedule V(B)(3) of the MBI Disclosure Schedule. First South and First Bank shall cause the administrator of the revenue neutral agreements listed on
Schedule V(B)(3) of the MBI Disclosure Schedule to provide individual benefit statements, within 90 days of each plan year end, to the individuals entitled to benefits thereunder; and

             (4)  As of or  after  the  Effective  Date,  and at  First  South's election and subject to the requirements of the Code and ERISA, any MBI and BOM compensation and benefit plans (other than the agreements referred to in Paragraph (V)(B)(3)) may be continued and maintained separately, consolidated or terminated. MBI and BOM employees who continue employment with First South or First Bank following the Effective Date ("Continuing Employees") shall participate in all First South and First Bank Employee Plans as of the first entry date coincident with or following the Effective Date, with recognition of prior service with MBI or BOM for purposes of eligibility to participate and vesting, but not benefits accrual;

                         VI. CONDITIONS TO CONSUMMATION

         (A) The respective obligations of First South and First Bank and of MBI and BOM to effect the Merger and the Bank Merger shall be subject to the satisfaction prior to the Effective Date of the following conditions:

             (1) the Plan and the transactions contemplated hereby shall have been approved by the requisite vote of the shareholders of MBI in accordance with applicable law, and MBI shall have furnished to First South certified copies of resolutions duly adopted by MBI's shareholders evidencing the same;

             (2) the procurement of approval of the Plan and the transactions contemplated hereby by the Board of Governors, the Tennessee Department, the FDIC and any other applicable Regulatory Authorities; provided, however, that no approval or consent in this Paragraph (A)(2) of this Article VI shall be deemed to have been received if it shall include any conditions or requirements (other than conditions or requirements that First South increase its regulatory capital levels (in terms of amount(s) and/or ratio(s)) prior to consummating the Merger or the Bank Merger, or such other conditions or requirements which are customarily included in such an approval or consent) which would have such a material adverse impact on the economic or business benefits of the transactions contemplated hereby as to render inadvisable the consummation of the Merger or the Bank Merger in the opinion of the Board of Directors of First South;

             (3)  the   satisfaction   of  all  other  statutory  or  regulatory
requirements which are necessary to the consummation of the transactions contemplated by the Plan;

             (4) no party hereto shall be subject to any order, decree or injunction or any other action of a United States federal or state court of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement; and

             (5) no party hereto shall be subject to any order, decree or injunction or any other action of a United States federal or state governmental, regulatory or administrative agency or commission permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement.

         (B) The obligation of First South and First Bank to effect the Merger and the Bank Merger shall be subject to the satisfaction prior to the Effective Date of the following additional conditions:

             (1) Each of the obligations and covenants of MBI and BOM required by this Agreement to be performed at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

             (2) Each of the representations and warranties of MBI and BOM contained herein shall be true and correct in all material respects as of the
Effective Date (or on the date when made in the case of any representation or warranty which specifically relates to an earlier date), provided that this Paragraph (B)(2) shall be deemed satisfied unless the failure of such representation or warranty to be so true and correct constitute, individually or in the aggregate, a Material Adverse Effect on MBI or BOM or First South or First Bank;

             (3) First South shall have received a certificate signed by the Chief Executive Officer of MBI, dated the Effective Date, as to compliance with Paragraphs (B)(1) and (2);

             (4) on the Effective Date, MBI and BOM will have Compliance Ratings and Community Reinvestment Act Ratings of at least "Satisfactory";

             (5) on the Effective Date, MBI and BOM will have a loan loss reserve of at least 0.90% of loans and which will be adequate in all material respects under generally accepted accounting principles applicable to banks;

             (6) MBI shall have delivered to First South the environmental reports referenced in Paragraph (A)(13) of Article V;

             (7) there shall have been no adverse change in the overall composite CAMELS Rating of MBI or its Subsidiaries occurring between the date hereof and the Effective Date;

             (8) each of the officers and directors of MBI shall have delivered a letter to First South to the effect that such person is not aware of any claims he might have against MBI, except as disclosed therein, other than routine compensation, benefits and the like as an employee, or ordinary rights as a customer; and

             (9) William E. Rowland shall have executed the employment agreement
referenced  in  Paragraph   V(B)(2)  (except  in  the  event  of  his  death  or
incapacity).

         (C) The obligation of MBI and BOM to effect the Merger and the Bank Merger shall be subject to the satisfaction prior to the Effective Date of the following additional conditions:

             (1) Each of the obligations and covenants of First South and First Bank required by this Agreement to be performed at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

             (2) Each of the representations and warranties of First South and First Bank contained herein shall be true and correct in all material respects as of the Effective Date (or on the date when made in the case of any representation or warranty which specifically relates to an earlier date), provided that this Paragraph (C)(2) shall be deemed satisfied unless the failure of such representation or warranty to be so true and correct constitute, individually or in the aggregate, a Material Adverse Effect on MBI or BOM or First South or First Bank;

             (3) MBI shall have received from The BankersBanc Capital Corporation a letter to the effect that, in the opinion of such firm, the Purchase Price is fair, from a financial point of view, to the holders of MBI Common Stock; and

             (4) First South shall have deposited funds in an escrow account sufficient to pay the Purchase Price pursuant to the terms of the Escrow Agreement.

                                VII. TERMINATION

         (A) The Plan may be terminated prior to the Effective Date, either before or after its approval by the stockholders of MBI:

             (1) by the mutual consent of First South and MBI, if the Board of Directors of each so determines by vote of a majority of the members of its entire Board;

             (2) by First South or MBI upon a material breach of any representation, covenant or warranty set forth in Plan on the part of the other party such that the condition to Closing in Article VI would not be satisfied, which breach by its nature cannot be cured prior to the Effective Date or shall not have been cured within 30 days after written notice by First South to MBI (or by MBI to First South) of such breach;

             (3) by First South in accordance with the terms of Paragraph V(A)(13);

             (4) by First South or MBI if MBI has received a Superior Proposal and, in accordance with Paragraph V(A)(12) of this Agreement, MBI has entered into an acquisition agreement with respect to the Superior Proposal or withdraws its recommendation in support of this Agreement, fails to make such recommendation or modifies or qualifies its recommendation in a manner adverse to the consummation of the Merger or the Bank Merger; or

             (5) by First South or MBI if its Board of Directors so determines by vote of a majority of the members in the event that the Merger is not consummated by September 30, 2003, unless the failure to so consummate by such time is due to the breach of the Plan by the party seeking to terminate, provided that First South may not rely on this termination provision if the delay beyond September 30, 2003 is primarily caused by its inability to meet a regulatory condition relating to regulatory capital ratios or amounts necessary to consummate the Merger of the Bank Merger; and

             (6) by either First South or MBI if the stockholders of MBI shall have voted at the MBI stockholders meeting on the transactions contemplated by this Agreement and such vote shall not have been sufficient to approve such transactions;

             (7) by either First South or MBI if (i) final action has been taken by a Regulatory Authority whose approval is required in connection with this Agreement and the transactions contemplated hereby, which final action (x) has become unappealable and (y) does not approve this Agreement or the transactions contemplated hereby, (ii) any Regulatory Authority whose approval or nonobjection is required in connection with this Agreement and the transactions contemplated hereby has stated in writing that it will not issue the required approval or nonobjection, or (iii) any court of competent jurisdiction or other governmental authority shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

         (B) (1) Except as otherwise provided in this Paragraph (B), if this Agreement is terminated pursuant to Paragraph VII(A) hereof, this Agreement shall forthwith become void (other than this Paragraph (B) and Paragraphs (E) and (F) of Article IX, which shall remain in full force and effect), and there shall be no further liability on the part of MBI, BOM, First South or First Bank to the other, except that no party shall be relieved or released from any liabilities or damages arising out of its willful or fraudulent breach of any provision of this Agreement.

             (2) In the event that this Agreement is terminated by (i) First South or MBI in accordance with the terms of Paragraph (A)(4) of Article VII, then MBI shall pay First South a cash amount, within two business days of termination, of$2,500,000, or (ii) by MBI in accordance with the terms of Paragraph (A)(5) due to First South's inability to meet a regulatory condition relating to regulatory capital ratios or amounts necessary to consummate the Merger of the Bank Merger, then First South shall pay MBI a cash amount, within two business days of termination, of $2,500,000. The $2,500,000 cash payment required in either (i) or (ii) is referred to as the Termination Fee. Upon payment of the Termination Fee, then neither party will have any other rights or claims against the other, its subsidiaries, or its officers and directors, under this Agreement, it being agreed that the payment of the Termination Fee under this Paragraph (B)(2) will constitute the sole and exclusive remedy of the party receiving the fee, its subsidiaries and its respective officers and directors.

                              VIII. EFFECTIVE DATE

         The "Effective Date" shall be the date on which the Merger becomes effective as specified in the Certificate of Merger to be filed with the Secretary of State of Tennessee and the Secretary of State of Tennessee approving the Merger. The Effective Date shall be no later than five (5) business days after the last condition precedent pursuant to this Agreement has been fulfilled or waived (including the expiration of any applicable waiting period), or such other date as to which the parties shall mutually agree; provided that, at First South's election, the Effective Date may occur within the first ten (10) days of the month following the month in which the last condition precedent is fulfilled or waived.

                                IX. OTHER MATTERS

         (A) All representations, warranties and, except to the extent specifically provided otherwise herein, agreements and covenants, other than those covenants set forth in Paragraph (A)(4) of Article V, Paragraph (B) of
Article VII and Paragraphs (E) and (F) of this Article, which will survive the Merger, shall terminate on the Closing Date.

         (B) Prior to the Effective Date, any provision of the Plan may be: (1) waived by the party benefited by the provision or by both parties; or (2) amended or modified at any time (including the structure of the transaction) by an agreement in writing between the parties hereto approved by their respective Boards of Directors (to the extent allowed by law) or by their respective Boards of Directors.

         (C) This Plan may be executed in multiple and/or facsimile originals, and each copy of the Plan bearing the manually executed, facsimile transmitted or photocopied signature of each of the parties hereto shall be deemed to be an original.

         (D) The Plan shall be governed by, and interpreted in accordance with, the laws of the State of Tennessee.

         (E) Except as provided in Paragraph (B) of Article VII, each party hereto will bear all expenses incurred by it in connection with the Plan and the transactions contemplated hereby, including, but not limited to, the fees and expenses of its respective counsel and accountants.

         (F) Each of the parties and its respective agents, attorneys and accountants will maintain the confidentiality of all information provided in connection herewith which has not been publicly disclosed unless it is advised by counsel that any such information is required by law to be disclosed.

         (G) All notices, requests, acknowledgments and other communications hereunder to a party shall be in writing and shall be deemed to have been duly given when delivered by hand, telecopy, by overnight courier or sent by registered or certified mail, postage paid, to such party at its address set forth below or such other address as such party may specify by notice to the other party hereto.

       If to First South or First Bank:   Mr. Douglas Cruickshanks
                                          President and Chief Executive Officer
                                          First South Bancorp, Inc.
                                          53 East Church Street
                                          Lexington, Tennessee 38351

       with a copy to:                    Ms. Mary Neil Price, Esq.
                                          Miller & Martin, LLP
                                          1200 One Nashville Place
                                          150 4th Avenue North
                                          Nashville, Tennessee 37219

       If to MBI or BOM:                  Mr. William R. Rowland
                                          President and Chief Executive Officer
                                          615 Memorial Blvd.
                                          Murfreesboro, Tennessee  37129

       With a copy to:                    John J. Gorman, Esq.
                                          Luse Gorman Pomerenk & Schick, P.C.
                                          5335 Wisconsin Avenue, N.W., Suite 400
                                          Washington, D.C.  20015

         (H) All terms and provisions of the Plan shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, except as expressly provided for in Paragraphs V(B)(1) and (5), IX(E) and IX(F), that nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities.

         (I) The Plan represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made.

         (J) This Plan may not be assigned by any party hereto without the written consent of the other parties.

         In Witness Whereof, the parties hereto have caused this instrument to be executed in counterparts by their duly authorized officers as of the day and year first above written.

                                               FIRST SOUTH BANCORP, INC.


Attest: Mary Neil Price                        By: Douglas Cruickshanks, Jr.
       -----------------------                    --------------------------
Title:  Attorney                               Title: President
       -----------------------                       -----------------------

                                               FIRST BANK


Attest: Mary Neil Price                        By: Douglas Cruickshanks, Jr.
       -----------------------                    --------------------------
Title:  Attorney                               Title: President
       -----------------------                       -----------------------


                                               MURFREESBORO BANCORP, INC.


Attest: William L. Webb                        By: William E. Rowland
       -----------------------                    --------------------------
Title:  SVP and Chief Financial                Title: President and Chief
        Officer                                       Executive Officer
       -----------------------                       -----------------------


                                               BANK OF MURFREESBORO


Attest: William L. Webb                        By: William E. Rowland
       -----------------------                    --------------------------
Title:  SVP and Chief Financial                Title: President and Chief
        Officer                                       Executive Officer
       -----------------------                       -----------------------

                                   Appendix B
                 Opinion of The BankersBanc Capital Corporation

Board of Directors                                         _______________, 2003
Murfreesboro Bancorp, Inc.
615 Memorial Boulevard
Murfreesboro, TN  37129

Dear Members of the Board:

You have asked us to advise you with respect to the fairness to the shareholders of Murfreesboro Bancorp, Inc. (the "Company"), from a financial point of view, of the per share purchase price and terms (the "Per Share Purchase Price and Terms") provided for in the Agreement and Plan of Merger (the "Merger Agreement") dated as of December 11, 2002 between the Company and First South Bancorp, Inc. ("First South"). The Merger Agreement provides for a merger (the "Merger") of the Company and First South pursuant to which the common shareholders of the Company will receive $21.25 in cash for every common share of the Company they hold and optionholders shall receive an amount in cash equal to $21.25, less the respective exercise price, for each option to purchase a share of the Company's common stock they hold.

In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to First South and the Company. We have also reviewed certain other information, including financial forecasts and budgets, provided to us by the Company, and have discussed with the Company's management the business and prospects of the Company.

We have also considered certain financial and stock market data of publicly held bank holding companies similar to the Company and we have considered the financial terms of certain comparable merger and acquisition transactions which have recently been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant. In connection with our review, we have not independently verified any of the foregoing information and have relied on its being complete and accurate in all material respects. With respect to the financial forecasts and budgets, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company. In addition, we have not made an independent evaluation or appraisal of the assets of the Company and we have assumed that the aggregate allowances for loan losses for First South and the Company are adequate to cover such losses. We have solicited third party indications of interest in acquiring the Company and have considered the results of that solicitation in arriving at our opinion.

Board of Directors
December 11, 2002
Page Two


It should be noted that this opinion is based on market conditions and other circumstances existing on the date hereof.

We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Merger.

We agree to the inclusion of this opinion letter in the Proxy Statement/Prospectus relating to the Merger. The opinion may not, however, be summarized, excerpted from or otherwise publicly referred to without our prior written consent.

Based upon and subject to the foregoing, it is our opinion that as of the date hereof, the Per Share Purchase Price and Terms of the Merger are fair to the common shareholders of the Company from a financial point of view.

Very truly yours,



BankersBanc Capital Corporation

                                   Appendix C
            Chapter 48-23 of the Tennessee Business Corporation Code

                     TITLE 48. CORPORATIONS AND ASSOCIATIONS

                        FOR-PROFIT BUSINESS CORPORATIONS

                         CHAPTER 23. DISSENTERS' RIGHTS

             PART 1. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

48-23-101.  Chapter definitions

As used in this chapter, unless the context otherwise requires:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder;

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer;

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under ss. 48-23-102 and who exercises that right when and in the manner required by part 2 of this chapter;

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action;

     (5) "Interest" means interest from the effective date of the corporate action that gave rise to the shareholder's right to dissent until the date of payment, at the average auction rate paid on United States treasury bills with a maturity of six (6) months (or the closest maturity thereto) as of the auction date for such treasury bills closest to such effective date;

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation; and

     (7)   "Shareholder"   means  the  record   shareholder  or  the  beneficial
shareholder.

48-23-102.  Right to dissent

     (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (1) Consummation of a plan of merger to which the corporation is a party:

     (A) If shareholder approval is required for the merger by ss. 48-21-104 or the charter and the shareholder is entitled to vote on the merger; or

     (B) If the corporation is a subsidiary that is merged with its parent underss. 48-21-105;

     (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

     (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

     (4) An amendment of the charter that materially and adversely affects rights in respect of a dissenter's shares because it:

     (A) Alters or abolishes a preferential right of the shares;

     (B)  Creates,  alters,  or  abolishes  a right in  respect  of  redemption,
including  a  provision   respecting  a  sinking  fund  for  the  redemption  or
repurchase, of the shares;

     (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

     (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

     (E) Reduces the number of shares owned by the shareholder to a fraction of a share, if the fractional share is to be acquired for cash under ss. 48-16-104; or

     (5) Any corporate action taken pursuant to a shareholder vote to the extent the charter, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     (c) Notwithstanding the provisions of subsection (a), no shareholder may dissent as to any shares of a security which, as of the date of the effectuation of the transaction which would otherwise give rise to dissenters' rights, is listed on an exchange registered under ss. 6 of the Securities Exchange Act of 1934, as amended, or is a "national market system security," as defined in rules promulgated pursuant to the Securities Exchange Act of 1934, as amended.

48-23-103.  Dissent by nominees and beneficial owners

     (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one
(1) person and notifies the corporation in writing of the name and address of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and the partial dissenter's other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares of any one (1) or more classes held on the beneficial shareholder's behalf only if the beneficial shareholder:

     (1) Submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (2) Does so with respect to all shares of the same class of which the person is the beneficial shareholder or over which the person has power to direct the vote.

              PART 2. PROCEDURES FOR EXERCISE OF DISSENTERS' RIGHTS

48-23-201.  Notice of dissenters' rights

     (a) If proposed corporate action creating dissenters' rights under ss. 48-23-102 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

     (b) If corporate action creating dissenters' rights under ss. 48-23-102 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in ss. 48-23-203.

     (c) A corporation's failure to give notice pursuant to this section will not invalidate the corporate action.

48-23-202.  Notice of intent to demand payment

     (a) If proposed corporate action creating dissenters' rights under ss. 48-23-102 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must:

     (1) Deliver to the corporation, before the vote is taken, written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated; and

     (2) Not vote the shareholder's shares in favor of the proposed action. No such written notice of intent to demand payment is required of any shareholder to whom the corporation failed to provide the notice required by ss. 48-23-201.

     (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for the shareholder's shares under this chapter.

48-23-203.  Dissenters' notice

     (a) If proposed corporate action creating dissenters' rights under ss. 48-23-102 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of ss. 48-23-202.

     (b) The dissenters' notice must be sent no later than ten (10) days after the corporate action was authorized by the shareholders or effectuated, whichever is the first to occur, and must:

     (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

     (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (3) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the principal terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person asserting dissenters' rights acquired beneficial ownership of the shares before that date;

     (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than one (1) nor more than two (2) months after the date the subsection (a) notice is delivered; and

     (5) Be accompanied by a copy of this chapter if the corporation has not previously sent a copy of this chapter to the shareholder pursuant to ss. 48-23-201.

48-23-204.  Duty to demand payment

     (a) A shareholder sent a dissenters' notice described in ss. 48-23-203 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to ss. 48-23-203(b)(3), and deposit the shareholder's certificates in accordance with the terms of the notice.

     (b) The shareholder who demands payment and deposits the shareholder's share certificates under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the effectuation of the proposed corporate action.

     (c) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter.

     (d) A demand for payment filed by a shareholder may not be withdrawn unless the corporation with which it was filed, or the surviving corporation, consents thereto.

48-23-205.  Share restrictions

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is effectuated or the restrictions released under ss. 48-23-207.

     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the effectuation of the proposed corporate action.

48-23-206.  Payment

     (a) Except as provided in ss. 48-23-208, as soon as the proposed corporate action is effectuated, or upon receipt of a payment demand, whichever is later, the corporation shall pay each dissenter who complied with ss. 48-23-204 the amount the corporation estimates to be the fair value of each dissenter's shares, plus accrued interest.

     (b)  The payment must be accompanied by:

     (1) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (2) A statement of the corporation's estimate of the fair value of the shares;

     (3) An explanation of how the interest was calculated;

     (4) A statement of the dissenter's right to demand payment underss. 48-23-209; and

     (5) A copy of this chapter if the corporation has not previously sent a copy of this chapter to the shareholder pursuant to ss. 48-23-201 or ss. 48-23-203.

48-23-207.  Failure to take action

     (a) If the corporation does not effectuate the proposed action that gave rise to the dissenters' rights within two (2) months after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If, after returning deposited certificates and releasing transfer restrictions, the corporation effectuates the proposed action, it must send a new dissenters' notice under ss. 48-23-203 and repeat the payment demand procedure.

48-23-208.  After-acquired shares

     (a) A corporation may elect to withhold payment required by ss. 48-23-206 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the principal terms of the proposed corporate action.

     (b) To the extent the corporation elects to withhold payment under subsection (a), after effectuating the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under ss. 48-23-209.

48-23-209.  Procedure if shareholder dissatisfied with payment or offer

     (a) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate (less any payment under ss. 48-23-206), or reject the corporation's offer under ss. 48-23-208 and demand payment of the fair value of the dissenter's shares and interest due, if:

     (1) The dissenter believes that the amount paid under ss. 48-23-206 or offered under ss. 48-23-208 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

     (2) The corporation  fails to make payment under ss.  48-23-206  within two
(2) months after the date set for demanding payment; or

     (3) The corporation, having failed to effectuate the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within two (2) months after the date set for demanding payment.

     (b) A dissenter waives the dissenter's right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (a) within one (1) month after the corporation made or offered payment for the dissenter's shares.

                      PART 3. JUDICIAL APPRAISAL OF SHARES

48-23-301.  Court action

     (a) If a demand for payment under ss. 48-23-209 remains unsettled, the corporation shall commence a proceeding within two (2) months after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the two-month period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding in a court of record having equity jurisdiction in the county where the corporation's principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (e) Each dissenter made a party to the proceeding is entitled to judgment:

     (1) For the amount, if any, by which the court finds the fair value of the dissenter's shares, plus accrued interest, exceeds the amount paid by the corporation; or

     (2) For the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under ss. 48-23-208.

48-23-302.  Court costs and counsel fees

     (a) The court in an appraisal proceeding commenced under ss. 48-23-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under ss. 48-23-209.

     (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable against:

     (1) The corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this chapter; or

     (2) Either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                 REVOCABLE PROXY

                           MURFREESBORO BANCORP, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                          ______________________, 2003

         The undersigned shareholder of Murfreesboro Bancorp, Inc. (the "Company") hereby appoints the Board of Directors of the Company, or any one of them, with full power of substitution, as proxies to cast all votes to which the undersigned shareholder is entitled to cast at the special meeting of shareholders (the "Special Meeting") to be held on [Day], [Date], 2003, at 5:00 p.m., local time, at the executive officers of the Company, 615 Memorial Boulevard, Murfreesboro, Tennessee 37129, and at any adjournment thereof.

         The shareholder named herein hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement relating to the Special Meeting and hereby revokes any proxy or proxies heretofore given. The shareholder named herein may revoke this proxy at any time before it is voted by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

                                                      FOR     AGAINST    ABSTAIN

1.       To approve  and adopt the  Agreement  and     _         _          _
         Plan of Merger,  dated as of December 11,    |_|       |_|        |_|
         2002,  by and among First South  Bancorp,
         Inc.,    First   Bank,    the   Bank   of
         Murfreesboro  and  Murfreesboro  Bancorp,
         Inc.


The Board of Directors recommends a vote "FOR" the listed proposal.


--------------------------------------------------------------------------------
IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED, WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting.



Dated: _________________, 2003


_______________________________              ___________________________________
PRINT NAME OF SHAREHOLDER                    PRINT NAME OF SHAREHOLDER


_______________________________              ___________________________________
SIGNATURE OF SHAREHOLDER                     SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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        Please complete, date and sign this proxy and return it promptly in the enclosed postage-paid envelope.
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